UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3392

John Hancock Series Trust
 (Exact name of registrant as specified in charter)

 601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	October 31
Date of reporting period:	April 30, 2007
ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

MUTUAL FUNDS

# John Hancock Real Estate Fund

**Semiannual Report**

4.30.07

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 13

Notes to financial
statements
page 19

For more information
page 28

CEO corner

To Our Shareholders,

The U.S. financial markets produced solid results over the last six months. Positive economic news, stronger than expected corporate earnings and increased merger and acquisitions activity served to overcome concerns about inflation, energy costs and the troubled subprime mortgage market’s potential to put the brakes on the economy. This environment also led the Federal Reserve Board to hold short-term interest rates steady. Even with a sharp decline in late February, the broad stock market returned 8.60% for the six months ended April 30, 2007. The Dow Jones Industrial Average punched through the 13,000 mark for the first time in April and posted a string of new highs as the period ended.

After a remarkably long period of calm, the financial markets were rocked at the end of February by a dramatic sell-off in China’s stock market, which had ripple effects on financial markets worldwide. It also shook investors out of their seemingly casual attitude toward risk and remind them of the simple fact that stock markets move in two directions — down as well as up.

Although the downturn lasted for less than a month before positive news stopped the fall, it was also a good occasion to bring to mind several important investment principles that we believe are at the foundation of successful investing. First, keep a long-term approach to investing, avoiding emotional reactions to daily market moves. Second, maintain a well-diversified portfolio that is appropriate for your goals, risk profile and time horizons.

After the market’s recent moves, we encourage investors to sit back, take stock and set some realistic expectations. While history bodes well for the U.S. market in 2007 (since 1939, the S&P 500 Index has always produced positive results in the third year of a presidential term), there are no guarantees, and opinions are divided on the future of this more-than-four-year-old bull market.

The recent volatility could also be a wake-up call to contact your finan-cial professional to determine whether changes are in order to your investment mix. Some asset groups have had long runs of outperformance. Others had truly outsized returns in 2006. These trends argue for a look to determine if these categories now represent a larger stake in your portfolios than prudent diversification would suggest they should. After all, we believe investors with a well-balanced portfolio and a marathon, not a sprint, approach to investing, stand a better chance of weathering the market’s short-term twists and turns, and reaching their long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of April 30, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term growth of capital, with income as a secondary goal, by normally investing at least 80% of its assets in securities of U.S. and foreign real estate companies of any size. The Fund generally focuses on real estate investment trusts (REITs).

Over the last six months

► Real estate securities turned in positive performance overall but lost ground as the six-month reporting period progressed.

► The Fund's allocation to international securities and positions in office and lodging stocks were notable positives.

► Apartment-management companies met with difficulty as the U.S. housing market slowed.

Top 10 holdings

Simon Property Group, Inc.	5.4%	Boston Properties, Inc.	3.8%

Shenzhen Investment Ltd.	4.8%	Hongkong Land Holdings Ltd. (Bermuda)	3.7%

Vornado Realty Trust	4.4%	Equity Residential	3.6%

ProLogis Co.	4.2%	Host Hotels & Resorts, Inc.	3.5%

Archstone-Smith Trust	3.8%	General Growth Properties, Inc.	3.1%

As a percentage of net assets on April 30, 2007.

1

Manager’s report

John Hancock

Real Estate Fund

On April 30, 2007, James K. Schmidt retired after more than 20 years of distinguished service at John Hancock.

For roughly the first half of the six-month reporting period, real estate investment trusts (REITs) continued their strong momentum. But that momentum faded in the period’s second half. As a result, the MSCI U.S. REIT Index gained 6.35% for the six months ended April 30, 2007, falling short of the 8.60% return of the broad U.S. stock market, as measured by the Standard & Poor’s 500 Index.

Early on, REITs were benefiting from still-strong fundamentals. Robust merger and acquisition activity also helped the real estate market by reducing the supply of REITs while demand remained healthy. The merger trend reached its frenzied peak in early February 2007, when a bidding war for Equity Office Properties culminated in a leveraged buyout (LBO) by the Blackstone Group — at $39 billion, the largest-ever real estate LBO.

Investor sentiment began to decline in February 2007, as investors became increasingly concerned about a number of risks in the real estate securities market. For example, after years of large gains, investors started to worry that REIT valuations could be stretched and due for a correction. Data indicating a slowing economy and a growing crisis in the subprime mortgage market, which threatened to further weigh on economic growth, also had a negative impact on the commercial real estate market.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE. . . AND WHAT’S BEHIND THE NUMBERS

Shenzhen	▲	Exposure to the fast-growing Chinese real estate market boosted
Investment		performance

Boston Properties	▲	Benefited from its high-quality office properties in prime U.S. real estate markets

Equity Residential	▼	Hurt by concerns about a slowing U.S. housing market

2

Portfolio Manager, MFC Global Investment Management (U.S.), LLC Joseph P. Marguy

Meanwhile, the broad stock market gained steadily throughout the past six months, as corporate earnings remained solid and the U.S. economy continued to grow, though more slowly than in prior years. One exception to the market’s upward trend came late in February, when China’s stock market fell 9% in a single day on concerns that the country’s rapid economic growth and lofty stock valuations were unsustainable. This decline soon spread to the rest of the world and, over the next few weeks, new worries about the health of the U.S. economy and housing market led to a sharp drop in the S&P 500 Index that lasted through early March. Soon, however, stock prices were rising again on continued corporate earnings growth, and the market finished the period near seven-year highs.

“For roughly the first half of the
six-month reporting period,
real estate investment trusts
(REITs) continued their strong
momentum. But that momentum
faded in the period’s second half.”

Fund performance

For the six months ending April 30, 2007, John Hancock Real Estate Fund’s Class A, Class B and Class C shares had total returns of 8.61%, 8.23% and 8.27%, respectively, at net asset value. This performance outpaced the 6.35% return of the average specialty/real estate fund, according to Morningstar, Inc.1 Keep in mind that your net asset value return will differ from the Fund’s performance if you were not invested in the Fund for the entire period or did not reinvest all distributions. See pages six and seven for historical performance information.

Finding value overseas

The Fund’s allocation to international real estate securities was one of our biggest positive influences on performance during the past six months. At period end, approximately one-quarter of the portfolio was invested internationally, up from about 18% six months ago. As the U.S. real estate

Real Estate Fund

3

market has gained in value and popularity among investors, it has become increasingly challenging to find attractively priced U.S. real estate companies. We believe that international real estate securities offer better value potential and we have taken full advantage of our ability to invest in non-U.S. holdings (the prospectus allows us to invest up to 25% of the portfolio outside the United States).

Among our international positions, Shenzhen Investment Ltd., a Hong Kong-based real estate developer and manager, was a particularly good performer. We bought this stock because we believed it was significantly undervalued and that it would benefit from a restructuring that would make it purely a real estate company focused on the fast-growing Chinese real estate market. The market came to share this view during the period.

Gains from office and lodging REITs

We also benefited from some of our holdings in the office and lodging sectors. In offices, we focused on well-managed companies, such as SL Green Realty Corp. and Boston Properties, Inc., whose properties are concentrated in high-rent parts of the country, such as New York City; Washington, D.C.; and Southern California. We believed that the quality of their management and the geographic desirability of their properties would help insulate these companies from a potential market downturn. Both of these stocks performed very well for the Fund during the past six months. However, our modest position in Maguire Properties, Inc. underperformed. The subprime mortgage crisis hurt Maguire, an owner of Los Angeles office space, whose large tenants include bankrupt mortgage lender New Century Financial.

INDUSTRY DISTRIBUTION[2]

Residential REITs	17%
Real estate management
& development	17%
Office REITs	15%
Retail REITs	15%
Specialized REITs	10%
Diversified REITs	9%
Industrial REITs	7%
Hotels, resorts &
cruise lines	2%
Casinos & gaming	2%
All others	6%

The lodging sector was helped by increased merger and acquisition activity. Although none of our holdings in the sector were taken over, some of our positions did benefit indirectly, as demand remained strong for a shrinking number of lodging REITs. In addition, lodging fundamentals remained strong during the period, as demand for hotel rooms drove room rates higher and benefited shares of many lodging-related companies. Our positions in Starwood Hotels & Resorts Worldwide, Inc., as well as Host Hotels & Resorts, Inc., were significant contributors during the period.

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4

Housing slowdown weighs on apartments

In contrast, our two most significant detractors were a couple of apartment REITs, Archstone-Smith Trust and Equity Residential. The apartment sector as a whole generally lagged during the period. Investors were becoming more concerned that the housing market slowdown could increase the supply of rental properties and provide additional competition for landlords. In addition, the housing slowdown also weighed on condominium sales — part of both Archstone and Equity Residential’s businesses.

“The Fund’s allocation to
international real estate securities
was one of our biggest positive
influences on performance…”

Outlook

We anticipate a slower economy but continue to see a decent environment ahead for commercial real estate companies. For nearly a year now, the Federal Reserve Board has kept interest rates steady. Now, the U.S. central bank is sending mixed signals about future rate moves, and investors are wondering whether interest rates could drop in 2007 or if new concerns about inflation could keep rates at current levels or even lead to an increase later this year.

Against this backdrop, we’re preparing the portfolio for relatively slow economic growth and stable interest rates by focusing on higher-quality real estate securities that we believe can perform well in a more challenging economic environment. We continue to expect real estate companies to report solid financial results, although their valuations keep us from being overly bullish. In our view, REITs aren’t likely to match their extremely high returns of recent years. However, we believe the Fund is well positioned take advantage opportunities in both the U.S. and international real estate markets.

This commentary reflects the views of the portfolio manager through the end of the Fund’s period discussed in this report. The manager’s statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on April 30, 2007.

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5

A look at performance

For the periods ended April 30, 2007

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since					Since
Class	date	1-year	5-year	10-year	inception	6-month	1-year	5-year	10-year	inception

A	9-30-98	22.39%	19.45%	—	17.15%	3.17%	22.39%	143.18%	—	288.88%

B	3-1-00	22.91	19.65	—	20.76	3.40	22.91	145.18	—	286.26

C	3-1-00	26.95	19.85	—	20.76	7.30	26.95	147.27	—	286.40

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

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6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Real Estate Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without	With maximum
Class	Period beginning	sales charge	sales charge	Index 1	Index 2

B2	3-1-00	$38,626	$38,626	$42,679	$12,083

C2	3-1-00	38,640	38,640	42,679	12,083

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B and Class C shares, respectively, as of April 30, 2007. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

MSCI US REIT Index — Index 1 — is an unmanaged index consisting of the most actively traded real estate investment trusts.

Standard & Poor’s 500 Index — Index 2 — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

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7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on November 1, 2006, with the same investment held until April 30, 2007.

	Account value	Ending value	Expenses paid during period
	on 11-1-06	on 4-30-07	ended 4-30-07[1]

Class A	$1,000.00	$1,086.10	$7.72

Class B	1,000.00	1,082.30	11.24

Class C	1,000.00	1,082.70	11.25

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2007 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

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8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2006, with the same investment held until April 30, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 11-1-06	on 4-30-07	ended 4-30-07[1]

Class A	$1,000.00	$1,017.40	$7.46

Class B	1,000.00	1,014.00	10.88

Class C	1,000.00	1,014.00	10.88

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.49%, 2.19% and 2.19% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

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9

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 4-30-07 (unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 99.92%		$93,349,553
(Cost $55,360,387)

Casinos & Gaming 1.86%		1,742,000

Melco PBL Entertainment (Macau) Ltd., American Depositary Receipt
(Hong Kong) (I)	100,000	1,742,000

Coal & Consumable Fuels 1.29%		1,207,155

Natural Resource Partners LP (L)	11,332	407,499

Natural Resource Partners LP	22,666	799,656

Diversified Capital Markets 0.51%		479,400

HFF Inc. (Class A) (I)	30,000	479,400

Diversified REITs 8.80%		8,219,901

Allco Commercial Real Estate Investment Trust (Singapore)	3,000,000	2,398,200

British Land Co., Plc (United Kingdom) (C)	60,000	1,752,692

Vornado Realty Trust	34,300	4,069,009

Highways & Railtracks 1.34%		1,252,214

Road King Infrastructure Ltd. (Hong Kong)	750,000	1,252,214

Hotels, Resorts & Cruise Lines 2.37%		2,211,660

Starwood Hotels & Resorts Worldwide, Inc. (I)	33,000	2,211,660

Industrial Conglomerates 0.67%		622,159

China Everbright International Ltd. (Hong Kong)	2,300,000	622,159

Industrial REITs 6.96%		6,507,870

AMB Property Corp.	29,000	1,766,390

DCT Industrial Trust, Inc.	76,000	853,480

ProLogis Co.	60,000	3,888,000

Marine 1.43%		1,336,250

Alexander & Baldwin, Inc.	25,000	1,336,250

Mortgage REITs 0.90%		838,200

Quadra Realty Trust Inc. (I)(L)	60,000	838,200

Office REITs 14.94%		13,955,470

Alexandria Real Estate Equities, Inc.	17,000	1,799,450

Boston Properties, Inc.	30,000	3,526,800

Digital Realty Trust, Inc.	25,000	1,011,250

Douglas Emmett, Inc.	77,000	2,005,850

Kilroy Realty Corp.	12,500	949,125

See notes to financial statements

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10

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Office REITs (continued)

Mack-Cali Realty Corp.	12,500	$612,125

Maguire Properties, Inc.	35,000	1,261,050

SL Green Realty Corp.	19,800	2,789,820

Oil & Gas Exploration & Production 1.06%		987,196

ARC Energy Trust (Canada)	50,000	987,196

Real Estate Management & Development 16.52%		15,437,150

Brookfield Properties Corp. (Canada)	38,250	1,570,928

CB Richard Ellis Group, Inc. (I)	20,000	677,000

Country Garden Holdings Company (Hong Kong) (I)	468,980	422,734

Eurocastle Investment Ltd. (Guernsey Channel Islands) (C)	23,000	1,214,764

Hongkong Land Holdings Ltd. (Bermuda)	750,000	3,490,318

IVG Immobilien AG (Germany) (C)	35,000	1,574,332

Mapeley Ltd. (Guernsey Channel Islands)	8,500	629,119

Shenzhen Investment Ltd. (Hong Kong)	7,500,000	4,435,022

Tejon Ranch Co. (I)(L)	16,000	797,120

Ticon Industrial Connection Public Co., Ltd. (Thailand)	1,300,000	625,813

Residential REITs 16.65%		15,553,294

Apartment Investment & Management Co. (Class A)	23,000	1,271,900

Archstone-Smith Trust	68,502	3,569,639

Avalonbay Communities, Inc.	22,000	2,689,720

BRE Properties, Inc. (Class A)	20,000	1,200,800

Equity Residential	72,500	3,366,175

Essex Property Trust, Inc.	13,000	1,675,180

Home Properties, Inc.	12,000	668,400

UDR, Inc.	37,000	1,111,480

Retail REITs 14.92%		13,936,153

Developers Diversified Realty Corp.	20,000	1,302,000

General Growth Properties, Inc.	45,130	2,881,551

Kimco Realty Corp.	54,000	2,595,780

Macerich Co. (The)	13,500	1,284,120

Simon Property Group, Inc.	43,470	5,011,222

Weingarten Realty Investors	18,000	861,480

Specialized REITs 9.70%		9,063,481

Ashford Hospitality Trust	50,000	600,000

DiamondRock Hospitality Co.	30,000	548,700

Healthcare Realty Trust, Inc.	25,000	851,500

Host Hotels & Resorts, Inc.	127,510	3,269,356

LaSalle Hotel Properties	15,000	696,450

Public Storage, Inc.	26,348	2,458,795

Regal Real Estate Investment Trust (Hong Kong) (I)	1,885,010	638,680

See notes to financial statements

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11

F I N A N C I A L  S T A T E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value
Short-term investments 1.83%			$1,712,335

(Cost $1,712,335)

Joint Repurchase Agreement 0.27%			250,000

Investment in a joint repurchase agreement transaction
with Bank of America Corp. — Dated 4-30-07, due 5-1-07
(Secured by U.S. Treasury STRIPS, due 5-15-21 and U.S.
Treasury Inflation Indexed Notes 3.375%, due 1-15-12,
10.875%, due 4-15-10 and 3.000%, due 7-15-12).
Maturity value: $250,036	5.120%	$250	250,000

		Shares

Cash Equivalents 1.56%			1,462,335

John Hancock Cash Investment Trust (T)(W)		1,462	1,462,335

Total investments (Cost $57,072,722) 101.75%			$95,061,888

Other assets and liabilities, net (1.75%)			($1,637,864)

Total net assets 100.00%			$93,424,024

(C) Parenthetical disclosure of a country in the security description represents country of issuer; however, the security is euro-denominated.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of April 30, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

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12

Financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities 4-30-07 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (cost $57,072,722) including
$1,432,144 of securities loaned	$95,061,888
Cash	929
Receivable for shares sold	168,958
Dividends and interest receivable	280,765
Other assets	3,906
Total assets	95,516,446

Liabilities

Payable for shares repurchased	493,418
Payable upon return of securities loaned	1,462,335
Payable to affiliates
Management fees	64,226
Distribution and service fees	7,844
Other	40,840
Other payables and accrued expenses	23,759
Total liabilities	2,092,422

Net assets

Capital paid-in	52,465,170
Accumulated net realized gain on investments and foreign currency transactions	3,046,324
Net unrealized appreciation of investments and translation of assets and
liabilities in foreign currencies	37,989,448
Distributions in excess of net investment income	(76,918)
Net assets	$93,424,024

Net asset value per common share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($52,982,815 ÷ 2,253,601 shares)	$23.51
Class B ($25,244,268 ÷ 1,077,117 shares)	$23.44
Class C ($15,196,941 ÷ 648,171 shares)	$23.45

Maximum offering price per share

Class A1 ($23.51 ÷ 95%)	$24.75

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

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13

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 4-30-07 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $18,208)	$1,556,863
Interest	30,369
Securities lending	3,767

Total investment income	1,590,999

Expenses

Investment management fees (Note 2)	363,289
Distribution and service fees (Note 2)	279,239
Transfer agent fees (Note 2)	111,307
Accounting and legal services fees (Note 2)	5,792
Compliance fees	901
Blue sky fees	16,538
Printing fees	14,387
Custodian fees	13,735
Professional fees	7,699
Trustees’ fees	1,745
Interest	413
Securities lending fees	163
Miscellaneous	2,711

Total expenses	817,919

Net investment income	773,080

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	4,129,276
Foreign currency transactions	(10,024)

Change in net unrealized appreciation (depreciation) of
Investments	2,159,667
Translation of assets and liabilities in foreign currencies	320

Net realized and unrealized gain	6,279,239

Increase in net assets from operations	$7,052,319

1 Semiannual period from 11-1-06 through 4-30-07.

See notes to financial statements

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14

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of
Fund share transactions.

	Year	Period
	ended	ended
	10-31-06	4-30-07[1]

Increase (decrease) in net assets

From operations
Net investment income	$849,969	$773,080
Net realized gain	8,927,934	4,119,252
Change in net unrealized appreciation (depreciation)	13,543,781	2,159,987

Increase in net assets resulting from operations	23,321,684	7,052,319

Distributions to shareholders
From net investment income
Class A	(501,715)	(122,275)
Class B	(157,630)	(2,878)
Class C	(88,882)	(1,845)
From net realized gain
Class A	(958,818)	(5,394,040)
Class B	(629,699)	(2,628,948)
Class C	(350,105)	(1,685,444)
	(2,686,849)	(9,835,430)
From Fund share transactions	(6,601,752)	11,936,605

Net assets

Beginning of period	70,237,447	84,270,530
End of period[2]	$84,270,530	$93,424,024

1 Semiannual period from 11-1-06 through 4-30-07. Unaudited.

2 Includes distributions in excess of net investment of $723,000 and $76,918, respectively.

See notes to financial statements

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15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-02[1]	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[2]

Per share operating performance

Net asset value, beginning of period	$10.71	$10.52	$13.49	$16.65	$18.46	$24.30
Net investment income[3]	0.28	0.35	0.30	0.30	0.31	0.24
Net realized and unrealized
gain on investments	0.15	3.03	3.25	2.32	6.34	1.68
Total from investment operations	0.43	3.38	3.55	2.62	6.65	1.92
Less distributions
From net investment income	(0.36)	(0.41)	(0.33)	(0.41)	(0.28)	(0.06)
From net realized gain	(0.26)	—	(0.06)	(0.40)	(0.53)	(2.65)
	(0.62)	(0.41)	(0.39)	(0.81)	(0.81)	(2.71)
Net asset value, end of period	$10.52	$13.49	$16.65	$18.46	$24.30	$23.51
Total return[4] (%)	3.74[5]	32.91[5]	26.78[5]	15.99[5]	37.22[5]	8.61[6]

Ratios and supplemental data

Net assets, end of period
(in millions)	$15	$18	$28	$34	$45	$53
Ratio of net expenses to average
net assets (%)	1.65	1.65	1.65	1.60	1.55	1.49[7]
Ratio of gross expenses to average
net assets (%)	1.92[8]	1.82[8]	1.70[8]	1.65[8]	1.59[8]	1.49[7]
Ratio of net investment income
to average net assets (%)	2.43	3.10	2.01	1.70	1.47	2.02[7]
Portfolio turnover (%)	327	195	98	13	32	16[6]

See notes to financial statements

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16

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-02[1]	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[2]

Per share operating performance

Net asset value, beginning of period	$10.70	$10.51	$13.48	$16.63	$18.44	$24.26
Net investment income[3]	0.20	0.27	0.20	0.18	0.17	0.15
Net realized and unrealized
gain on investments	0.15	3.03	3.24	2.32	6.31	1.68
Total from investment operations	0.35	3.30	3.44	2.50	6.48	1.83
Less distributions
From net investment income	(0.28)	(0.33)	(0.23)	(0.29)	(0.13)	—[9]
From net realized gain	(0.26)	—	(0.06)	(0.40)	(0.53)	(2.65)
	(0.54)	(0.33)	(0.29)	(0.69)	(0.66)	(2.65)
Net asset value, end of period	$10.51	$13.48	$16.63	$18.44	$24.26	$23.44
Total return[4] (%)	3.03[5]	32.04[5]	25.87[5]	15.22[5]	36.21[5]	8.23[6]

Ratios and supplemental data

Net assets, end of period
(in millions)	$18	$21	$24	$23	$24	$25
Ratio of net expenses to average
net assets (%)	2.35	2.35	2.35	2.30	2.25	2.19[7]
Ratio of gross expenses to average
net assets (%)	2.62[8]	2.52[8]	2.40[8]	2.35[8]	2.29[8]	2.19[7]
Ratio of net investment income
to average net assets (%)	1.73	2.40	1.33	1.00	0.82	1.27[7]
Portfolio turnover (%)	327	195	98	13	32	16[6]

See notes to financial statements

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17

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-02[1]	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[2]

Per share operating performance

Net asset value, beginning of period	$10.70	$10.51	$13.48	$16.63	$18.44	$24.26
Net investment income[3]	0.20	0.27	0.19	0.18	0.16	0.15
Net realized and unrealized
gain on investments	0.15	3.03	3.25	2.32	6.32	1.69
Total from investment operations	0.35	3.30	3.44	2.50	6.48	1.84
Less distributions
From net investment income	(0.28)	(0.33)	(0.23)	(0.29)	(0.13)	—[9]
From net realized gain	(0.26)	—	(0.06)	(0.40)	(0.53)	(2.65)
	(0.54)	(0.33)	(0.29)	(0.69)	(0.66)	(2.65)
Net asset value, end of period	$10.51	$13.48	$16.63	$18.44	$24.26	$23.45
Total return[4] (%)	3.03[5]	32.04[5]	25.87[5]	15.22[5]	36.21[5]	8.27[6]

Ratios and supplemental data

Net assets, end of period
(in millions)	$9	$11	$14	$13	$15	$15
Ratio of net expenses to average
net assets (%)	2.35	2.35	2.35	2.30	2.25	2.19[7]
Ratio of gross expenses to average
net assets (%)	2.62[8]	2.52[8]	2.40[8]	2.35[8]	2.25[8]	2.19[7]
Ratio of net investment income
to average net assets (%)	1.73	2.38	1.32	1.01	0.79	1.26[7]
Portfolio turnover (%)	327	195	98	13	32	16[6]

1 Audited by previous auditor.

2 Semiannual period from 11-1-06 through 4-30-07. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

9 Net investment income distribution is less than $0.01 per share.

See notes to financial statements

Real Estate Fund

18

Notes to financial statements (unaudited)

Note 1
Accounting policies

John Hancock Real Estate Fund (the Fund) is a diversified series of John Hancock Series Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund
are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in John Hancock Cash Investment Trust, an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 p.m., London Time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Real Estate Fund

19

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifi-able to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with The Bank of New York (BNY), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNY, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2007.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2007, the Fund loaned securities having a market value of $1,432,144 collateralized by cash in the amount of $1,462,335. The cash collateral was invested in John Hancock Cash Investment Trust. Securities lending expenses are paid by the Fund to the lending agent.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the appli-

Real Estate Fund

20

cation of the Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than April 30, 2008.

In September 2006, FASB Standard No. 157, Fair Value Measurements (the FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2006, the tax character of distributions paid was as follows: ordinary income $1,311,883 and long-term capital gain $1,374,966. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $1,500,000,000 of the Fund’s average daily net asset value and (b) 0.75% of the Fund’s daily average net asset value in excess of $1,500,000,000.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Real Estate Fund

21

Expenses under the agreement described above for the period ended April 30, 2007 were as follows:

Distribution and
Share class	service fees

Class A	$74,945
Class B	125,084
Class C	79,210
Total	$279,239

Class A shares are assessed up-front sales charges. During the period ended April 30, 2007, JH Funds received net up-front sales charges of $119,315 with regard to sales of Class A shares. Of this amount, $18,332 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $93,403 was paid as sales commissions to unrelated broker-dealers and $7,580 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (JHLICO) is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2007, CDSCs received by JH Funds amounted to $14,593 for Class B shares and $8,663 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., (Signature Services), an indirect subsidiary of JHLICO. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset values, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $5,792. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Real Estate Fund

22

Note 3
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the year ended October 31, 2006, and the period ended April 30, 2007, along with the corresponding dollar value.

	Year ended 10-31-06		Period ended 4-30-07[1]
	Shares	Amount	Shares	Amount

Class A shares
Sold	557,016	$11,776,782	625,369	$15,059,896
Distributions reinvested	71,210	1,354,213	233,728	5,166,550
Repurchased	(618,703)	(12,774,597)	(461,924)	(10,715,357)
Net increase	9,523	$356,398	397,173	$9,511,089

Class B shares
Sold	155,902	$3,278,239	131,809	$3,144,149
Distributions reinvested	38,410	718,209	109,850	2,424,378
Repurchased	(444,479)	(9,026,130)	(173,314)	(4,104,091)
Net increase (decrease)	(250,167)	($5,029,682)	68,345	$1,464,436

Class C shares
Sold	68,848	$1,475,346	126,601	$3,039,652
Distributions reinvested	21,442	400,964	71,218	1,572,500
Repurchased	(185,535)	(3,804,778)	(155,411)	(3,651,072)
Net increase (decrease)	(95,245)	($1,928,468)	42,408	$961,080

Net increase (decrease)	(335,889)	($6,601,752)	507,926	$11,936,605

1 Semiannual period from 11-1-06 through 4-30-07. Unaudited.

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2007, aggregated $18,083,693 and $14,276,447, respectively.

The cost of investments owned on April 30, 2007, including short-term investments, for federal income tax purposes, was $58,180,954. Gross unrealized appreciation and depreciation of investments aggregated $37,584,818 and $703,884, respectively, resulting in net unrealized appreciation of $36,880,934. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and differing treatment of certain distributions received from REITs.

Real Estate Fund

23

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Real Estate Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Series Trust (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Real Estate Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser; (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vii) the background and experience of senior management and investment professionals; and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

24

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted that the Fund’s performance during the review periods ended December 31, 2005, was lower than the performance of the Peer Group and Category medians, and its benchmark index — the Wilshire REIT Index. The Adviser provided information to the Board regarding factors contributing to the Fund’s performance results, as well as the Adviser’s outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was equal to the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board also considered peer-adjusted comparisons for the transfer agent fees. The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were higher than the median of its Peer Group and Category. The Board favorably considered the impact of fee caps towards ultimately lowering the Fund’s total operating expense ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expenses and plans to improve performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

25

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

26

27

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Charles A. Rizzo	Custodian
Ronald R. Dion, Chairman	Chief Financial Officer	The Bank of New York
James R. Boyle†	Gordon M. Shone	One Wall Street
James F. Carlin	Treasurer	New York, NY 10286
William H. Cunningham	John G. Vrysen
Charles L. Ladner*	Chief Operations Officer	Transfer agent
Dr. John A. Moore*		John Hancock Signature
Patti McGill Peterson*	Investment adviser	Services, Inc.
Steven R. Pruchansky	John Hancock Advisers, LLC	One John Hancock Way,
*Members of the Audit Committee	601 Congress Street	Suite 1000
†Non-Independent Trustee	Boston, MA 02210-2805	Boston, MA 02217-1000

Officers	Subadviser	Legal counsel
Keith F. Hartstein	MFC Global Investment	Kirkpatrick & Lockhart
President and	Management (U.S.), LLC	Preston Gates Ellis LLP
Chief Executive Officer	101 Huntington Avenue	One Lincoln Street
Thomas Kinzler	Boston, MA 02199	Boston, MA 02111-2950
Secretary and
Chief Legal Officer	Principal distributor
Francis V. Knox, Jr.	John Hancock Funds, LLC
Chief Compliance Officer	601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	One John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

28

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUTIY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Classic Value Mega Cap Fund	International Core Fund
Core Equity Fund	International Growth Fund
Global Shareholder Yield Fund
Growth Fund	INCOME
Growth Opportunities Fund	Bond Fund
Growth Trends Fund	Government Income Fund
Intrinsic Value Fund	High Yield Fund
Large Cap Equity Fund	Investment Grade Bond Fund
Large Cap Select Fund	Strategic Income Fund
Mid Cap Equity Fund
Multi Cap Growth Fund	TAX-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifecycle 2010 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2015 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2020 Portfolio	Income Securities Trust
Lifecycle 2025 Portfolio	Investors Trust
Lifecycle 2030 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2035 Portfolio	Patriot Select Dividend Trust
Lifecycle 2040 Portfolio	Preferred Income Fund
Lifecycle 2045 Portfolio	Preferred Income II Fund
Lifecycle Retirement Portfolio	Preferred Income III Fund
Lifestyle Aggressive Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Real Estate Fund.

050SA 4/07
          6/07

John Hancock
MUTUAL FUNDS

John Hancock
# Multi Cap Growth Fund

**Semiannual Report**
4.30.07

Your fund at a glance

Manager’s report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 1 0

Financial statements
page 1 4

Notes to financial
statements
page 2 0

For more information
page 2 8

CEO corner

To Our Shareholders,

The U.S. financial markets produced solid results over the last six months. Positive economic news, stronger than expected corporate earnings and increased merger and acquisitions activity served to overcome concerns about inflation, energy costs and the troubled subprime mortgage market’s potential to put the brakes on the economy. This environment also led the Federal Reserve Board to hold short-term interest rates steady. Even with a sharp decline in late February, the broad stock market returned 8.60% for the six months ended April 30, 2007. The Dow Jones Industrial Average punched through the 13,000 mark for the first time in April and posted a string of new highs as the period ended.

After a remarkably long period of calm, the financial markets were rocked at the end of February by a dramatic sell-off in China’s stock market, which had ripple effects on financial markets worldwide. It also shook investors out of their seemingly casual attitude toward risk and remind them of the simple fact that stock markets move in two directions — down as well as up.

Although the downturn lasted for less than a month before positive news stopped the fall, it was also a good occasion to bring to mind several important investment principles that we believe are at the foundation of successful investing. First, keep a long-term approach to investing, avoiding emotional reactions to daily market moves. Second, maintain a well-diversified portfolio that is appropriate for your goals, risk profile and time horizons.

After the market’s recent moves, we encourage investors to sit back, take stock and set some realistic expectations. While history bodes well for the U.S. market in 2007 (since 1939, the S&P 500 Index has always produced positive results in the third year of a presidential term), there are no guarantees, and opinions are divided on the future of this more-than-four-year-old bull market.

The recent volatility could also be a wake-up call to contact your financial professional to determine whether changes are in order to your investment mix. Some asset groups have had long runs of outperformance. Others had truly outsized returns in 2006. These trends argue for a look to determine if these categories now represent a larger stake in your portfolios than prudent diversification would suggest they should. After all, we believe investors with a well-balanced portfolio and a marathon, not a sprint, approach to investing, stand a better chance of weathering the market’s short-term twists and turns, and reaching their long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of April 30, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term capital appreciation by normally investing in a diversified portfolio of growth-oriented stocks of U.S. and foreign companies of any size.

Over the last six months

► Stocks gained ground, buoyed by a favorable interest rate environment, strong economic growth, decent corporate earnings and a pick-up in merger and acquisitions.

► While stocks of all sizes posted strong gains, mid-cap growth stocks led the way, followed by large- and small-cap growth stocks.

► The strongest stock selection in the Fund came from the consumer discretionary and energy sectors, while the weakest was in the technology sector.

Top 10 holdings

AES Corp. (The)	3.4%	Abbott Laboratories	2.5%

Procter & Gamble Co. (The)	2.8%	Amgen, Inc.	2.4%

Ambassadors Group, Inc.	2.7%	Roper Industries, Inc.	2.4%

Mentor Graphics Corp.	2.7%	Oshkosh Truck Corp.	2.4%

SkillSoft Plc	2.6%	Alcon, Inc.	2.4%

As a percentage of net assets on April 30, 2007.

1

Manager’s report

John Hancock

Multi Cap Growth Fund

Stocks across all market capitalizations climbed nicely during the six months ended April 30, 2007, despite volatility in the first quarter of 2007 triggered by a sell-off in China and growing concerns over subprime mortgage defaults. The market benefited as the Federal Reserve held short-term interest rates steady and economic growth remained strong. In addition, corporate earnings growth came in at reasonable levels, while merger and acquisition activity picked up.

Materials, utilities, energy and industrials stocks led the market’s gains, benefiting from strong commodity and raw materials pricing. Consumer and technology sectors were weaker performers, as investors worried about potential slowdowns in consumer and business spending. Financials also failed to keep pace, amid worries over subprime loans. Within the growth sector, mid-cap stocks posted the strongest gains and large-cap stocks finally beat small-cap stocks. Value stocks again outpaced growth stocks, but by a much smaller margin than in previous periods. The Standard & Poor’s 500 Index closed the six-month period up 8.60% .

Performance and strategy review

Over the same stretch, John Hancock Multi Cap Growth Fund’s Class A, Class B and Class C shares returned 7.89%, 7.54% and 7.55%, respectively, at net asset value. These returns were slightly behind the 7.93% return of the Fund’s former benchmark index,

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE. . . AND WHAT’S BEHIND THE NUMBERS

Ambassadors	▲	Strong revenues and earnings growth; diverse client base
Group, Inc.

Atwood Oceanics,	▲	Increased spending on complex drilling services in Gulf of Mexico
Inc.

BEA Systems, Inc.	▼	Missed earnings expectations related to stiff competition

2

Portfolio Manager, MFC Global Investment Management (U.S.), LLC
Thomas P. Norton, CFA

a blended index that is 50% Russell 1000 Growth Index and 50% Russell 2000 Growth Index.

“Stocks across all market
capitalizations climbed nicely
during the six months ended
April 30, 2007…”

Going forward, the Fund’s performance will be compared to the Russell 3000 Growth Index, which incorporates all the holdings in the Russell 1000 Growth and Russell 2000 Growth Indexes and is commonly used by other funds that invest across small, mid and large market capitalizations. The Russell 3000 Growth Index returned 8.34% in the period. The Fund also trailed the average return for the Morningstar, Inc. peer group of mid-cap growth funds, which was 11.26% over the same period.1 Keep in mind that your net asset value return will be different from the Fund’s if you were not invested in the Fund for the entire period or did not reinvest all distributions. Long-term performance information can be found on pages six and seven.

The Fund remained focused on stocks with above-average earnings and revenue growth potential, sustainable competitive advantages and improving returns on invested capital. The portfolio was diversified across market caps and industries, but had a bias toward small- and mid-cap stocks. Stock picking in the consumer discretionary and energy sectors gave the biggest boost to performance, while stock selection in technology, industrials and utilities modestly detracted from returns.

Strength from consumer discretionary and energy

Consumer discretionary stocks produced outsized gains, led by returns from the retail, leisure, auto parts, services and consumer electronics industries. Most notable was Ambassadors Group, Inc., a small travel company that organizes international and domestic trips for students and businesses. Solid

Multi Cap Growth Fund

3

growth in the travel business, a diversified client base, more favorable fuel rates and share buybacks helped drive the stock higher. Within the energy sector, drilling and equipment companies were standouts, benefiting as oil prices reached levels that encouraged oil companies to step up spending on exploration and production. Atwood Oceanics, Inc., a mid-cap energy service company that operates in the Gulf of Mexico, was a top performer. It benefited from pricing strength related to its expertise in more complicated offshore drilling techniques as well as from a pick-up in drilling activity, which had slowed after Hurricane Katrina.

Winning stock picks across sectors

MEMC Electronic Materials, Inc., Hyperion Solutions Corp., Alcon, Inc. and Affiliated Managers Group, Inc. were also standouts. MEMC Electronic, a large company that processes polysilica to make wafers for semiconductor chips, benefited from expanding its manufacturing to include finished wafers for solar panels. As the stock approached full valuation, we took profits, eliminating it from the portfolio. Hyperion Solutions, a software company that focuses on business intelligence, surged after a buyout offer from Oracle Corp., a large software company that was not in the portfolio. Alcon, a large Swiss company that makes eye care products, rebounded after an industry scare unfairly depressed its stock price. Solid earnings growth, new products and a promising outlook aided returns. Affiliated Managers, a mid-size company that owns investment management firms, benefited from meeting profit margin expectations, growing revenues and generating cash for future acquisitions.

SECTOR DISTRIBUTION[2]

Information technology	30%
Health care	19%
Consumer discretionary	15%
Consumer staples	8%
Industrials	8%
Energy	6%
Financials	6%
Utilities	3%

Disappointments in tech and consumer

About one-third of the Fund’s assets were in technology, where stock selection modestly detracted from performance. BEA Systems, Inc. and

Macrovision Corp. were among the bigger disappointments. BEA Systems, a mid-size company, makes software that allows two computer systems to communicate. Despite having a superior product and strong market share, the company faced stiff competition from industry giants IBM Corp. (not in the portfolio) and Oracle, both of which give similar products away for free. BEA missed earnings expectations, causing the stock price to decline. Macrovision, a mid-size company, makes copyright protection software for music, CDs and

Multi Cap Growth Fund

4

movie DVDs. The stock declined as the company announced an acquisition that investors viewed as expensive and as management invested in new technologies that would allow electronic downloads of the company’s software through cable systems. We held on, believing today’s investments will position the company for future gains. In the consumer discretionary sector, Select Comfort Corp., a mid-size company that makes the “sleep number” mattresses, suffered from worries related to the housing slowdown and increased competition. In health care, the Fund had a sizable investment in Amgen, Inc., a large biotechnology company which declined amid news that high doses of the company’s leading anemia drugs might harm patients.

“Consumer discretionary stocks
produced outsized gains, led by
returns from the retail, leisure,
auto parts, services and consumer
electronics industries.”

Positive outlook

We believe the market is positioned for future gains with reasonable stock valuations and fairly stable macroeconomic conditions. During the second half of 2007, we believe growth stocks could gain added momentum and finally outpace value stocks. Large-cap companies with multinational operations should benefit from a weaker dollar. While we may increase the Fund’s weighting in large-cap companies with foreign exposure, particularly in the technology and health care sectors, we expect to continue to find the best growth opportunities among small- and mid-cap stocks. The Fund’s flexibility to invest in stocks across all market capitalizations gives it an advantage in seeking out the best investment opportunities in all market environments.

This commentary reflects the views of the portfolio manager through the end of the Fund’s period discussed in this report. The manager’s statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on April 30, 2007.

Multi Cap Growth Fund

5

A look at performance

For the periods ended April 30, 2007

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since					Since
Class	date	1-year	5-year	10-year	inception	6-month	1-year	5-year	10-year	inception

A	12-1-00	5.18%	8.34%	—	0.95%	2.49%	5.18%	49.23%	—	6.25%

B	12-1-00	5.00	8.43	—	1.07	2.54	5.00	49.90	—	7.09

C	12-1-00	9.01	8.70	—	1.06	6.55	9.01	51.77	—	7.00

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Multi Cap Growth Fund

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Multi Cap Growth Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without	With maximum
Class	Period beginning	sales charge	sales charge	Index 1	Index 2

B2,3	12-1-00	$10,709	$10,709	$9,620	$11,397

C2,3	12-1-00	10,700	10,700	9,620	11,397

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B and Class C shares, respectively, as of April 30, 2007. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 3000 Growth Index — Index 1 — is an unmanaged index composed of Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Index 2 — A blended index is used combining 50% of the Russell 1000 Growth Index, an unmanaged index composed of the Russell 1000 securities that have a greater-than-average growth orientation, and 50% of the Russell 2000 Growth Index, an unmanaged index that contains those stocks from the Russell 2000 Index with a greater-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 Index 1 figure as of closest month end to inception date.

3 No contingent deferred sales charge applicable.

Multi Cap Growth Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on November 1, 2006, with the same investment held until April 30, 2007.

	Account value	Ending value	Expenses paid during period
	on 11-1-06	on 4-30-07	ended 4-30-07[1]

Class A	$1,000.00	$1,078.90	$7.21

Class B	1,000.00	1,075.40	10.81

Class C	1,000.00	1,075.50	10.82

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2007 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Multi Cap Growth Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2006, with the same investment held until April 30, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 11-1-06	on 4-30-07	ended 4-30-07[1]

Class A	$1,000.00	$1,017.85	$7.00

Class B	1,000.00	1,014.38	10.49

Class C	1,000.00	1,014.37	10.50

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.40%, 2.10% and 2.10% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Multi Cap Growth Fund

9

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 4-30-07 (unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 95.78%		$13,319,010
(Cost $9,660,015)

Apparel, Accessories & Luxury Goods 1.26%		175,788

Coach, Inc. (I)	3,600	175,788

Apparel Retail 3.64%		506,420

Chico’s FAS, Inc. (I)	4,400	115,984

Guess?, Inc.	4,700	185,180

Jos. A. Bank Clothiers, Inc. (I)(L)	5,312	205,256

Application Software 9.61%		1,336,508

Amdocs Ltd. (Channel Islands) (I)	6,000	220,500

BEA Systems, Inc. (I)	14,950	176,260

Cadence Design Systems, Inc. (I)	14,350	318,570

Epicor Software Corp. (I)	9,350	135,575

Mentor Graphics Corp. (I)	23,300	376,994

OpenTV Corp. (Class A) (I)	44,150	108,609

Asset Management & Custody Banks 3.85%		534,822

Affiliated Managers Group, Inc. (I)(L)	2,700	317,601

Ameriprise Financial, Inc.	420	24,977

SEI Investments Co.	3,150	192,244

Auto Parts & Equipment 1.29%		179,193

BorgWarner, Inc.	2,300	179,193

Biotechnology 2.44%		339,942

Amgen, Inc. (I)	5,300	339,942

Communications Equipment 6.65%		924,899

Finisar Corp. (I)(L)	7,750	28,055

InterDigital Communications Corp. (I)	9,550	314,004

Nokia Corp., American Depositary Receipt (ADR) (Finland)	12,882	325,270

Sonus Networks, Inc. (I)	6,700	51,791

Tekelec (I)(L)	14,350	205,779

Computer Hardware 2.19%		303,979

Apple Computer, Inc. (I)	1,100	109,780

International Business Machines Corp.	1,900	194,199

Computer Storage & Peripherals 1.00%		139,453

Brocade Communications Systems, Inc. (I)	13,300	129,941

LaserCard Corp. (I)(L)	790	9,512

See notes to financial statements

Multi Cap Growth Fund

10

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Construction & Farm Machinery & Heavy Trucks 3.33%		$463,845

Astec Industries, Inc. (I)	3,150	128,205

Oshkosh Truck Corp.	6,000	335,640

Consumer Electronics 1.21%		167,716

Sony Corp., ADR (Japan)	3,149	167,716

Consumer Finance 0.92%		127,407

American Express Co.	2,100	127,407

Diversified Commercial & Professional Services 0.86%		119,585

CoStar Group, Inc. (I)	2,450	119,585

Electrical Components & Equipment 2.42%		336,360

Roper Industries, Inc.	6,000	336,360

Electronic Equipment Manufacturers 1.49%		207,000

LoJack Corp. (I)	11,250	207,000

Health Care Equipment 6.08%		845,156

Advanced Medical Optics, Inc. (I)(L)	3,713	150,117

ArthroCare Corp. (I)(L)	4,050	167,103

Becton, Dickinson & Co.	3,650	287,218

Greatbatch, Inc. (I)	1,950	56,609

Kyphon, Inc. (I)	3,950	184,109

Health Care Supplies 2.35%		327,205

Alcon, Inc. (Switzerland)	2,425	327,205

Homefurnishing Retail 1.74%		241,947

Select Comfort Corp. (I)(L)	13,050	241,947

Hotels, Resorts & Cruise Lines 2.72%		378,776

Ambassadors Group, Inc.	11,300	378,776

Household Products 2.80%		389,076

Procter & Gamble Co. (The)	6,050	389,076

Hypermarkets & Super Centers 1.67%		232,412

Wal-Mart Stores, Inc.	4,850	232,412
Independent Power Producers & Energy Traders 3.44%		478,282

AES Corp. (The) (I)	21,750	478,282
Industrial Machinery 1.10%		153,059

Danaher Corp.	2,150	153,059

Integrated Telecommunication Services 0.11%		16,106

NeuStar, Inc. (Class A) (I)	560	16,106

Internet Retail 1.27%		176,080

Nutri/System, Inc. (I)(L)	2,840	176,080

Internet Software & Services 4.39%		610,186

Digital River, Inc. (I)	4,200	245,826

SkillSoft Plc, ADR (Ireland) (I)	45,150	364,360

Investment Banking & Brokerage 1.21%		167,808

E*TRADE Financial Corp. (I)	7,600	167,808

See notes to financial statements

Multi Cap Growth Fund

11

F I N A N C I A L  S T A T E M E N T S

Issuer				Shares	Value

Oil & Gas Drilling 1.72%					$239,020

Atwood Oceanics, Inc. (I)				3,800	239,020

Oil & Gas Equipment & Services 2.56%					355,591

Grant Prideco, Inc. (I)				1,650	85,041

W-H Energy Services, Inc. (I)				5,000	270,550

Oil & Gas Exploration & Production 1.51%					210,121

Denbury Resources, Inc. (I)				6,350	210,121

Pharmaceuticals 8.14%					1,131,884

Abbott Laboratories				6,050	342,551

Johnson & Johnson				4,350	279,357

Lilly (Eli) & Co.				5,000	295,650

Pfizer, Inc.				8,100	214,326

Publishing 0.96%					133,216

Meredith Corp.				2,300	133,216

Semiconductor Equipment 1.03%					143,189

Applied Materials, Inc.				7,450	143,189

Semiconductors 0.71%					98,537

Advanced Analogic Technologies, Inc. (I)				12,150	98,537

Soft Drinks 3.53%					490,467

Hansen Natural Corp. (I)(L)				5,400	206,280

PepsiCo, Inc.				4,300	284,187

Specialized Consumer Services 1.24%					172,927

Sotheby’s Holdings, Inc. (Class A)				3,350	172,927

Systems Software 3.34%					465,048

Macrovision Corp. (I)				5,900	143,193

Microsoft Corp.				10,750	321,855

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Short-term investments 17.59%					$2,445,270
(Cost $2,445,269)

Government U.S. Agency 4.99%					694,000

Federal Home Loan Bank, Disc Note	5.06%	5-1-07	AAA	$694	694,000

				Shares
Cash Equivalents 12.60%					1,751,270

John Hancock Cash Investment Trust (T)(W)			1,751,270		1,751,270

Total investments (Cost $12,105,284) 113.37%					$15,764,280

Other assets and liabilities, net (13.37%)					($1,858,827)

Total net assets 100.00%					$13,905,453

See notes to financial statements

Multi Cap Growth Fund

12

F I N A N C I A L  S T A T E M E N T S

Notes to Schedule of Investments

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of April 30, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Multi Cap Growth Fund

13

Financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities 4-30-07 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (cost $12,105,284) including
$1,689,587 of securities loaned	$15,764,280
Cash	818
Receivable for shares sold	14,907
Dividends receivable	5,102
Other assets	26,136
Total assets	15,811,243

Liabilities

Payable for shares repurchased	93,560
Payable upon return of securities loaned	1,751,270
Payable to affiliates
Management fees	33,391
Distribution and service fees	1,209
Other	6,066
Other payables and accrued expenses	20,294
Total liabilities	1,905,790

Net assets

Capital paid-in	9,972,404
Accumulated net realized gain on investments and foreign currency transactions	327,963
Net unrealized appreciation of investments	3,658,996
Accumulated net investment loss	(53,910)
Net assets	$13,905,453

Net asset value per common share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($7,518,948 ÷ 692,972 shares)	$10.85
Class B ($3,779,386 ÷ 361,379 shares)	$10.46
Class C ($2,607,119 ÷ 249,398 shares)	$10.45

Maximum offering price per share

Class A1 ($10.85 ÷ 95%)	$11.42

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Multi Cap Growth Fund

14

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 4-30-07 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $23)	$37,667
Interest	23,264
Securities lending	2,040
Total investment income	62,971

Expenses

Investment management fees (Note 2)	50,944
Distribution and service fees (Note 2)	41,952
Transfer agent fees (Note 2)	19,037
Accounting and legal services fees (Note 2)	869
Compliance fees	156
Blue sky fees	16,945
Printing fees	6,724
Custodian fees	6,599
Professional fees	5,802
Trustees’ fees	458
Securities lending fees	71
Miscellaneous	1,135

Total expenses	150,692
Less expense reductions (Note 2)	(34,022)

Net expenses	116,670

Net investment loss	(53,699)

Realized and unrealized gain

Net realized gain on
Investments	334,144
Foreign currency transactions	508
Change in net unrealized appreciation (depreciation) of investments	737,838

Net realized and unrealized gain	1,072,490

Increase in net assets from operations	$1,018,791

1 Semiannual period from 11-1-06 through 4-30-07.

See notes to financial statements

Multi Cap Growth Fund

15

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of
Fund share transactions.

	Year	Period
	ended	ended
	10-31-06	4-30-07[1]

Increase (decrease) in net assets

From operations
Net investment loss	($112,968)	($53,699)
Net realized gain	613,868	334,652
Change in net unrealized appreciation (depreciation)	1,533,312	737,838

Increase in net assets resulting from operations	2,034,212	1,018,791

Distributions to shareholders
From net realized gain
Class A	—	(88,384)
Class B	—	(48,960)
Class C	—	(29,277)
	—	(166,621)
From Fund share transactions	—	(24,581)

Net assets

Beginning of period	11,159,906	13,077,864
End of period[2]	$13,077,864	$13,905,453

1 Semiannual period from 11-1-06 through 4-30-07. Unaudited.
2 Includes accumulated net investment loss of $211 and $53,910, respectively.

See notes to financial statements

Multi Cap Growth Fund

16

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-02[1]	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[2]

Per share operating performance

Net asset value,
beginning of period	$6.78	$5.71	$7.33	$7.92	$8.56	$10.18
Net investment loss[3]	(0.06)	(0.03)	(0.05)	(0.03)	(0.06)	(0.02)
Net realized and unrealized
gain (loss) on investments	(0.91)	1.65	0.64	0.67	1.68	0.81
Total from investment operations	(0.97)	1.62	0.59	0.64	1.62	0.79
Less distributions
From net investment income	(0.10)	—	—	—	—	—
From net realized gain	—	—	—	—	—	(0.12)
	(0.10)	—	—	—	—	(0.12)
Net asset value, end of period	$5.71	$7.33	$7.92	$8.56	$10.18	$10.85
Total return[4,5] (%)	(14.24)	28.37	8.05	8.08	18.93	7.89[7]

Ratios and supplemental data

Net assets, end of period
(in millions)	$2	$3	$5	$6	$7	$8
Ratio of net expenses to average
net assets (%)	1.40	1.40	1.40	1.40	1.40	1.40[8]
Ratio of gross expenses to average
net assets[6] (%)	4.05	3.29	2.51	2.40	1.97	1.90[8]
Ratio of net investment loss
to average net assets (%)	(0.96)	(0.55)	(0.71)	(0.40)	(0.60)	(0.47)[8]
Portfolio turnover (%)	103	66	64	56	24	5[7]

See notes to financial statements

Multi Cap Growth Fund

17

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-02[1]	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[2]

Per share operating performance

Net asset value,
beginning of period	$6.74	$5.68	$7.24	$7.77	$8.34	$9.85
Net investment loss[3]	(0.11)	(0.08)	(0.10)	(0.09)	(0.12)	(0.06)
Net realized and unrealized
gain (loss) on investments	(0.89)	1.64	0.63	0.66	1.63	0.79
Total from investment operations	(1.00)	1.56	0.53	0.57	1.51	0.73
Less distributions
From net investment income	(0.06)	—	—	—	—	—
From net realized gain	—	—	—	—	—	(0.12)
	(0.06)	—	—	—	—	(0.12)
Net asset value, end of period	$5.68	$7.24	$7.77	$8.34	$9.85	$10.46
Total return[4,5] (%)	(14.80)	27.46	7.32	7.34	18.11	7.54[7]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1	$3	$3	$3	$4	$4
Ratio of net expenses to average
net assets (%)	2.10	2.10	2.06	2.10	2.07	2.10[8]
Ratio of gross expenses to average
net assets[6] (%)	4.75	3.99	3.17	3.10	2.64	2.60[8]
Ratio of net investment loss
to average net assets (%)	(1.66)	(1.27)	(1.37)	(1.04)	(1.26)	(1.17)[8]
Portfolio turnover (%)	103	66	64	56	24	5[7]

See notes to financial statements

Multi Cap Growth Fund

18

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-02[1]	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[2]

Per share operating performance

Net asset value,
beginning of period	$6.74	$5.68	$7.24	$7.77	$8.34	$9.84
Net investment loss[3]	(0.11)	(0.08)	(0.11)	(0.08)	(0.12)	(0.06)
Net realized and unrealized
gain (loss) on investments	(0.89)	1.64	0.64	0.65	1.62	0.79
Total from investment operations	(1.00)	1.56	0.53	0.57	1.50	0.73
Less distributions
From net investment income	(0.06)	—	—	—	—	—
From net realized gain	—	—	—	—	—	(0.12)
	(0.06)	—	—	—	—	(0.12)
Net asset value, end of period	$5.68	$7.24	$7.77	$8.34	$9.84	$10.45
Total return[4,5] (%)	(14.79)	27.46	7.32	7.34	17.99	7.55[7]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1	$1	$2	$1	$2	$3
Ratio of net expenses to average
net assets (%)	2.09	2.10	2.10	2.10	2.10	2.10[8]
Ratio of gross expenses to average
net assets[6] (%)	4.74	3.99	3.21	3.10	2.67	2.60[8]
Ratio of net investment loss
to average net assets (%)	(1.65)	(1.26)	(1.39)	(0.99)	(1.30)	(1.18)[8]
Portfolio turnover (%)	103	66	64	56	24	5[7]

1 Audited by previous auditor.
2 Semiannual period from 11-1-06 through 4-30-07. Unaudited.
3 Based on the average of the shares outstanding.
4 Assumes dividend reinvestment and does not reflect the effect of sales charges.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Does not take into consideration expense reductions during the periods shown.
7 Not annualized.
8 Annualized.

See notes to financial statements

Multi Cap Growth Fund

19

Notes to financial statements (unaudited)

Note 1 Accounting policies

John Hancock Multi Cap Growth Fund (the Fund) is a diversified series of John Hancock Series Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund
are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in John Hancock Cash Investment Trust, an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 p.m., London Time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Multi Cap Growth Fund

20

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York (BNY), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNY, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2007.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2007, the Fund loaned securities having a market value of $1,689,587 collateralized by cash in the amount of $1,751,270. The cash collateral was invested in John Hancock Cash Investment Trust. Securities lending expenses are paid by the Fund to the lending agent.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded

Multi Cap Growth Fund

21

disclosures. Management is currently evaluating the application of the Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than April 30, 2008.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. There were no distributions during the year ended October 31, 2006. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund’s average daily net asset value and (b) 0.70% of the Fund’s average daily net asset value in excess of $750,000,000.

The Adviser has agreed to limit the Fund’s total expenses, excluding distribution and service fees, to 1.10% of the Fund’s average daily net asset value, on an annual basis, at least until February 29, 2008. Accordingly, the expense reductions related to this total expense limitation amounted to $34,022 for the period ended April 30, 2007. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Multi Cap Growth Fund

22

Expenses under the agreements described above for the period ended April 30, 2007 were as follows:

Distribution and
Share class	service fees

Class A	$11,131
Class B	18,830
Class C	11,991
Total	$41,952

Class A shares are assessed up-front sales charges. During the period ended April 30, 2007, JH Funds received net up-front sales charges of $11,331 with regard to sales of Class A shares. Of this amount, $1,869 was retained and used for printing prospectuses, advertising, sales literature and other purposes; $9,065 was paid as sales commissions to unrelated broker-dealers and $397 was paid as sales commissions to sales personnel of Signator Investors, Inc.(Signator Investors), a related broker-dealer. The Adviser’s indirect parent John Hancock Life Insurance Company (JHLICO) is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses or providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2007, CDSCs received by JH Funds amounted to $1,993 for Class B shares and $353 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $869. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 196,000, 2,000 and 2,000 Class A, Class B and Class C shares of beneficial interest, respectively, of the Fund on April 30, 2007.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Multi Cap Growth Fund

23

Note 3
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the year ended October 31, 2006 and period ended April 30, 2007, along with the corresponding dollar value.

	Year ended 10-31-06		Period ended 4-30-07[1]
	Shares	Amount	Shares	Amount

Class A shares

Sold	188,019	$1,805,363	128,007	$1,304,410
Distributions reinvested	—	—	6,183	62,136
Repurchased	(235,609)	(2,219,233)	(136,938)	(1,398,717)
Net decrease	(47,590)	($413,870)	(2,748)	($32,171)

Class B shares

Sold	133,830	$1,229,895	53,924	$532,927
Distributions reinvested	—	—	4,731	45,938
Repurchased	(152,043)	(1,410,664)	(83,697)	(835,122)
Net decrease	(18,213)	($180,769)	(25,042)	($256,257)

Class C shares

Sold	80,171	$740,121	55,076	$544,305
Distributions reinvested	—	—	1,889	18,338
Repurchased	(27,805)	(261,736)	(30,060)	(298,796)
Net increase	52,366	$478,385	26,905	$263,847

Net decrease	(13,437)	($116,254)	(885)	($24,581)

1 Semiannual period from 11-1-06 through 4-30-07. Unaudited

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2007, aggregated $642,529 and $959,307, respectively.

The cost of investments owned on April 30, 2007, including short-term investments, for federal income tax purposes, was $12,111,971. Gross unrealized appreciation and depreciation of investments aggregated $3,922,136 and $269,827, respectively, resulting in net unrealized appreciation of $3,652,309. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Multi Cap Growth Fund

24

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Multi Cap
Growth Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Series Trust (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Multi Cap Growth Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser; (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions; and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vii) the background and experience of senior management and investment professionals and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

25

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the five-year period ended under review was equal to the performance of the Peer Group median and lower than the performance of the Category median, and its benchmark index — the Russell Midcap Growth Index. The Board also noted that the Fund’s performance during the one- and three-year periods under review was lower than the Peer Group and Category medians, and its benchmark index. The Adviser provided information to the Board regarding factors contributing to the Fund’s performance results, as well as the Adviser’s outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross Expense Ratio was higher than the median of its Peer Group and Category. The Board also noted that the Fund’s Net Expense Ratio was higher than the median of the Category and lower than the median of the Peer Group. The Board favorably considered the impact of fee caps towards ultimately lowering the Fund’s total operating expense ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expenses and plans to improve performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the

26

Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

27

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Charles A. Rizzo	Custodian
Ronald R. Dion, Chairman	Chief Financial Officer	The Bank of New York
James R. Boyle†	Gordon M. Shone	One Wall Street
James F. Carlin	Treasurer	New York, NY 10286
William H. Cunningham
Charles L. Ladner*	John G. Vrysen	Transfer agent
Dr. John A. Moore*	Chief Operations Officer	John Hancock Signature
Patti McGill Peterson*		Services, Inc.
Steven R. Pruchansky	Investment adviser	One John Hancock Way,
*Members of the Audit Committee	John Hancock Advisers, LLC	Suite 1000
†Non-Independent Trustee	601 Congress Street	Boston, MA 02217-1000
Boston, MA 02210-2805
Officers		Legal counsel
Keith F. Hartstein	Subadviser	Kirkpatrick & Lockhart
President and	MFC Global Investment
Chief Executive Officer	Management (U.S.), LLC	Preston Gates Ellis LLP
	101 Huntington Avenue	One Lincoln Street
Thomas Kinzler	Boston, MA 02199	Boston, MA 02111-2950
Secretary and Chief Legal Officer
Principal distributor
Francis V. Knox, Jr.	John Hancock Funds, LLC
Chief Compliance Officer	601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	One John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

28

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUTIY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Classic Value Mega Cap Fund	International Core Fund
Core Equity Fund	International Growth Fund
Global Shareholder Yield Fund
Growth Fund	INCOME
Growth Opportunities Fund	Bond Fund
Growth Trends Fund	Government Income Fund
Intrinsic Value Fund	High Yield Fund
Large Cap Equity Fund	Investment Grade Bond Fund
Large Cap Select Fund	Strategic Income Fund
Mid Cap Equity Fund
Multi Cap Growth Fund	TAX-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifecycle 2010 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2015 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2020 Portfolio	Income Securities Trust
Lifecycle 2025 Portfolio	Investors Trust
Lifecycle 2030 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2035 Portfolio	Patriot Select Dividend Trust
Lifecycle 2040 Portfolio	Preferred Income Fund
Lifecycle 2045 Portfolio	Preferred Income II Fund
Lifecycle Retirement Portfolio	Preferred Income III Fund
Lifestyle Aggressive Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock Multi Cap Growth Fund.

100SA 4/07
          6/07

Focused Equity
Semiannual Report
4.30.07

John Hancock Focused Equity Fund
ACTUAL RETURN EXPENSE WORKSHEET - LAST 6 MONTHS
30-Apr-07

Actual expenses/actual return

Account value		Expenses paid
$1,000.00	Ending value	during period
on 11-01-06	on 4-30-07	ended 4-30-07	1
Class A	$ 1,124.00	$ 7.90
Class B	1,120.70	11.56
Class C	1,120.70	11.56

Hypothetical example for comparison purposes

Account value		Expenses paid
$1,000.00	Ending value	during period
on 11-01-06	on 4-30-07	ended 4-30-07	1
Class A	$ 1,017.35	$ 7.51
Class B	1,013.89	10.98
Class C	1,013.89	10.98

1 Expenses are equal to the Fund's annualized expense ratio of 1.50%, 2.20% and 2.20% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365.

John Hancock
Focused Equity Fund

Securities owned by the Fund on

April 30, 2007 (unaudited)

Issuer		Shares	Value
Common stocks 94.93%			$13,668,354

(Cost $10,802,588)

Air Freight & Logistics	1.57%		226,485

UTI Worldwide, Inc. (British Virgin Islands)		9,650	226,485

Application Software 2.42%			348,600

Salesforce.com, Inc. (I)		8,300	348,600

Asset Management & Custody Banks 3.54%			509,624

Eaton Vance Corp.		7,825	299,071
SEI Investments Co.		3,450	210,553

Biotechnology 2.15%			309,435

PDL BioPharma, Inc. (I)		12,250	309,435

Casinos & Gaming 2.16%			311,220

Bally Technologies, Inc. (I)		13,300	311,220

Communications Equipment 2.10%			301,644

Comverse Technology, Inc. (I)		13,300	301,644

Computer & Electronics Retail 1.97%			283,604

GameStop Corp. (Class A) (I)		8,550	283,604

Computer Hardware 1.92%			275,990

Trident Microsystems, Inc. (I)		13,000	275,990

John Hancock
Focused Equity Fund

Securities owned by the Fund on

April 30, 2007 (unaudited)

Computer Storage & Peripherals 1.96%		282,425

SanDisk Corp. (I)	6,500	282,425

Construction & Engineering 4.25%		612,222

Chicago Bridge & Iron Co. NV (NY Reg Shares) (Netherlands)	8,752	303,082
Stantec, Inc. (Canada) (I)	10,250	309,140

Construction & Farm Machinery & Heavy Trucks 4.59%		660,464

Force Protection, Inc. (I)(L)	16,000	347,200
Oshkosh Truck Corp.	5,600	313,264

Consumer Electronics 1.74%		249,875

Harman International Industries, Inc.	2,050	249,875

Diversified Commercial & Professional Services 4.07%		586,337

Corrections Corp. of America (I)	5,150	292,520
Euronet Worldwide, Inc. (I)	10,550	293,817

Electronic Equipment Manufacturers 4.02%		579,060

Daktronics, Inc. (L)	12,000	273,360
FLIR Systems, Inc. (I)	7,550	305,700

Health Care Equipment 8.93%		1,286,247

Cytyc Corp. (I)	8,100	285,363
Hologic, Inc. (I)	2,850	164,017
Kyphon, Inc. (I)	6,500	302,965
ResMed, Inc. (I)(L)	5,850	247,221
Ventana Medical Systems, Inc. (I)	5,900	286,681

John Hancock
Focused Equity Fund

Securities owned by the Fund on

April 30, 2007 (unaudited)

Health Care Services 1.95%		281,325

Covance, Inc. (I)	4,650	281,325

Health Care Supplies 2.04%		293,882

Gen-Probe, Inc. (I)	5,750	293,882

Human Resource & Employment Services 2.00%		288,043

Monster Worldwide, Inc. (I)	6,850	288,043

Internet Software & Services 2.15%		309,161

aQuantive, Inc. (I)	10,100	309,161

IT Consulting & Other Services 1.92%		276,621

CACI International, Inc. (Class A) (I)	6,049	276,621

Oil & Gas Exploration & Production 3.95%		568,155

Quicksilver Resources, Inc. (I)(L)	6,750	282,555
Southwestern Energy Co. (I)	6,800	285,600

Pharmaceuticals 6.70%		964,500

Medicis Pharmaceutical Corp. (Class A)	8,650	262,960
Sepracor, Inc. (I)	5,800	311,344
Shire Plc, American Depositary Receipt (ADR) (United Kingdom)	5,583	390,196

Property & Casualty Insurance 2.01%		289,170

Ambac Financial Group, Inc.	3,150	289,170

John Hancock
Focused Equity Fund

Securities owned by the Fund on

April 30, 2007 (unaudited)

Regional Banks 3.23%		464,457

Cullen/Frost Bankers, Inc.	4,900	250,733
UCBH Holdings, Inc.	11,900	213,724

Restaurants 1.24%		178,710

Cheesecake Factory, Inc. (The) (I)(L)	6,475	178,710

Semiconductor Equipment 3.89%		560,774

Lam Research Corp. (I)	5,800	311,924
Varian Semiconductor Equipment Associates, Inc. (I)	3,750	248,850

Semiconductors 4.19%		603,681

Cree, Inc. (I)(L)	15,500	316,200
SiRF Technology Holdings, Inc. (I)(L)	11,850	287,481

Soft Drinks 2.02%		290,320

Hansen Natural Corp. (I)	7,600	290,320

Specialized Finance 1.72%		247,642

Portfolio Recovery Associates, Inc. (I)(L)	4,450	247,642

Specialty Stores 3.98%		573,099

O'Reilly Automotive, Inc. (I)	8,500	302,600
PetSmart, Inc.	8,150	270,499

Steel 2.46%		354,840

IPSCO, Inc. (Canada)	2,400	354,840

Trading Companies & Distributors 2.09%		300,742

Finning International, Inc. (Canada)	6,043	300,742

John Hancock
Focused Equity Fund

Securities owned by the Fund on

April 30, 2007 (unaudited)

	Credit	Par value
Issuer, description, maturity date	Rating (A)	(000)	Value
Short-term investments 16.48%			$2,372,439

(Cost $2,372,439)

Government U.S. Agency 3.62%			521,000

Federal Home Loan Bank,
Disc Note 5-1-07	AAA	$521	521,000

		Shares

Cash Equivalents 12.86%			1,851,439

John Hancock Cash Investment Trust (T) (W)		1,851,439	1,851,439

Total investments (Cost $13,175,027) 111.41%			$16,040,793

Other assets and liabilities, net (11.41%)			($1,642,823)

Total net assets 100.00%			$14,397,970

John Hancock
Focused Equity Fund

Footnotes to Schedule of Investments
April 30, 2007 (unaudited)

(A) Credit ratings are unaudited and are rated by Moody's Investors Service where Standard & Poor's ratings are not available unless indicated otherwise.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of April 30, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Footnotes to Schedule of Investments - Page 1

John Hancock Focused Equity Fund
Statement of assets and liabilities 4-30-07 (unaudited)

Assets

Investments at value (cost $13,175,027)
including $1,784,320 of securities loaned	$ 16,040,793
Cash	246
Receivable for investments sold	194,424
Receivable for shares sold	104,248
Dividends and interest receivable	1,803
Other assets	1,272
Total assets	16,342,786

Liabilities

Payable for investments purchased	29,577
Payable for shares repurchased	7,360
Payable upon return of securities loaned	1,851,439
Payable to affiliates
Management fees	19,694
Distribution and service fees	1,197
Other	17,977
Other payables and accrued expenses	17,572
Total liabilities	1,944,816

Net assets

Capital paid-in	23,594,829
Accumulated net realized loss on investments
and foreign currency transactions	(11,965,743)
Net unrealized appreciation of investments	2,865,766
Accumulated net investment loss	(96,882)
Net assets	$ 14,397,970

Net asset value per common share

Based on net asset values and shares
outstanding - the Fund has an unlimited number
of shares authorized with no par value
Class A ($8,246,855 ÷ 858,465 shares)	$ 9.61
Class B ($4,362,277 ÷ 474,910 shares)	$ 9.19
Class C ($1,788,838 ÷ 194,604 shares)	$ 9.19

Maximum offering price per share

Class A1 ($9.61 ÷ 95%)	$ 10.12

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

John Hancock Focused Equity Fund

Statement of operations For the period ended 4-30-07 (unaudited)1

Investment income

Dividends (net of foreign withholding taxes of
$452)	$ 19,950
Interest	7,240
Securities lending	4,210
Total investment income	31,400

Expenses

Investment management fees (Note 2)	59,716
Distribution and service fees (Note 2)	42,989
Transfer agent fees (Note 2)	17,564
Accounting and legal services fees (Note 2)	900
Compliance fees	362
Blue sky fees	17,738
Printing fees	11,584
Custodian fees	8,869
Professional fees	6,154
Interest	559
Trustees' fees	543
Securities lending fees	154
Miscellaneous	1,448
Total expenses	168,580
Less expense reductions (Note 2)	(41,286)
Net expenses	127,294

Net investment loss	(95,894)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	1,137,120
Foreign currency transactions	(181)

Change in net unrealized appreciation
(depreciation) of investments	601,558
Net realized and unrealized gain	1,738,497

Increase in net assets from operations	$ 1,642,603

1 Semiannual period from 11-1-06 through 4-30-07.

John Hancock Focused Equity Fund

Statement of changes in net assets

	Year ended	Period ended
	10-31-06	4-30-07[1]
Increase (decrease) in net assets

From operations
Net investment loss	$ (186,566)	$ (95,894)
Net realized gain	1,144,607	1,136,939
Change in net unrealized appreciation
(depreciation)	300,877	601,558
Increase in net assets resulting from
operations	1,258,918	1,642,603

From Fund share transactions	(1,304,412)	(2,046,783)

Net assets

Beginning of period	14,847,644	14,802,150
End of period[2]	$ 14,802,150	$ 14,397,970

1 Semiannual period from 11-1-06 through 4-30-07. Unaudited.

2 Includes accumulated net investment loss of $988 and $96,882, respectively.

John Hancock Focused Equity Fund
Financial Highlights
CLASS A

Period ended		10-31-02	1	10-31-03 1	10-31-04 1	10-31-05 1	10-31-06	4-30-07	2

Per share operating performance

Net asset value, beginning of period		$7.17		$4.66	$6.34	$6.53	$7.81	$8.55
Net investment loss	3	(0.06)		(0.05)	(0.05)	(0.06)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments		(2.45)		1.73	0.24	1.34	0.81	1.11
Total from investment operations		(2.51)		1.68	0.19	1.28	0.74	1.06
Net asset value, end of period		$4.66		$6.34	$6.53	$7.81	$8.55	$9.61
Total return (%)	4,5	(35.01)		36.05	3.00	19.60	9.48	12.40	6

Ratios and supplemental data

Net assets, end of period (in millions)		$6		$6	$6	$7	$8	$8
Ratio of net expenses to average net assets (%)		1.50		1.50	1.50	1.50	1.50	1.50	7
Ratio of gross expenses to average net assets (%)	8	2.13		2.68	2.39	2.47	2.24	2.09	7
Ratio of net investment loss to average net assets (%)		(0.89)		(0.97)	(0.80)	(0.87)	(0.80)	(1.06)	7
Portfolio turnover (%)		144		46	50	62	69	27	6

See notes to financial statements.

John Hancock Focused Equity Fund
Financial Highlights
CLASS B

Period ended		10-31-02	1	10-31-03	1	10-31-04	1	10-31-05	1	10-31-06	4-30-07	2

Per share operating performance

Net asset value, beginning of period		$7.12		$4.59		$6.21		$6.35		$7.55	$8.20
Net investment loss	3	(0.10)		(0.08)		(0.09)		(0.11)		(0.12)	(0.07)
Net realized and unrealized gain (loss) on investments		(2.43)		1.70		0.23		1.31		0.77	1.06
Total from investment operations		(2.53)		1.62		0.14		1.20		0.65	0.99
Net asset value, end of period		$4.59		$6.21		$6.35		$7.55		$8.20	$9.19
Total return (%)	4,5	(35.53)		35.29		2.25		18.90		8.61	12.07	6

Ratios and supplemental data

Net assets, end of period (in millions)		$5		$6		$5		$6		$5	$4
Ratio of net expenses to average net assets (%)		2.18		2.17		2.20		2.20		2.20	2.20	7
Ratio of gross expenses to average net assets (%)	8	2.81		3.35		3.09		3.17		2.94	2.79	7
Ratio of net investment loss to average net assets (%)		(1.57)		(1.64)		(1.50)		(1.57)		(1.49)	(1.75)	7
Portfolio turnover (%)		144		46		50		62		69	27	6

See notes to financial statements.

John Hancock Focused Equity Fund
Financial Highlights
CLASS C

Period ended		10-31-02	1	10-31-03 1	10-31-04 1	10-31-05 1	10-31-06	4-30-07	2

Per share operating performance

Net asset value, beginning of period		$7.12		$4.59	$6.21	$6.35	$7.54	$8.20
Net investment loss	3	(0.10)		(0.09)	(0.09)	(0.11)	(0.12)	(0.07)
Net realized and unrealized gain (loss) on investments		(2.43)		1.71	0.23	1.30	0.78	1.06
Total from investment operations		(2.53)		1.62	0.14	1.19	0.66	0.99
Net asset value, end of period		$4.59		$6.21	$6.35	$7.54	$8.20	$9.19
Total return (%)	4,5	(35.53)		35.29	2.25	18.74	8.75	12.07	6

Ratios and supplemental data

Net assets, end of period (in millions)		$2		$2	$2	$2	$2	$2
Ratio of net expenses to average net assets (%)		2.20		2.20	2.20	2.20	2.20	2.20	7
Ratio of gross expenses to average net assets (%)	8	2.83		3.38	3.09	3.17	2.94	2.79	7
Ratio of net investment loss to average net assets (%)		(1.59)		(1.67)	(1.49)	(1.57)	(1.49)	(1.75)	7
Portfolio turnover (%)		144		46	50	62	69	27	6

1 Audited by previous auditor.

2 Semiannual period from 11-1-06 through 4-30-07. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.

Notes to financial statements (unaudited)

Note 1
Accounting policies

John Hancock Focused Equity Fund (the Fund) is a non-diversified series of John Hancock Series Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (the SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in John Hancock Cash Investment Trust, an affiliate of John Hancock Advisers LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York (BNY), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNY, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2007.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2007, the Fund loaned securities having a market value of $1,784,320 collateralized by securities in the amount of $1,851,439. The cash collateral was invested in a John Hancock Investment Trust. Securities lending expenses are paid by the Fund to the lending agent.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $13,045,560 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2010 — $12,900,552 and October 31, 2011 — $145,008.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than April 30, 2008.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. There were no distributions during the year ended October 31, 2006. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distribution, on a tax basis, is determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $800,000,000 of the Fund's average daily net asset value and (b) 0.80% of the Fund’s average daily net asset value in excess of $800,000,000.

The Adviser has agreed to limit the Fund’s total expenses, excluding distribution and service fees, to 1.20% of the Fund’s average daily net asset value, on an annual basis, at least until February 29, 2008. Accordingly, the expense reductions related to the total expense limitation amounted to $41,286 for the period ended April 30, 2007. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Expenses under the agreements described above for the period ended April 30, 2007 were as follows:

Distribution and
Share class	service fees

Class A	$11,686
Class B	22,660
Class C	8,643
Total	$42,989

Class A shares are assessed up-front sales charges. During the period ended April 30, 2007, JH Funds received net up-front sales charges of $2,575 with regard to sales of Class A shares. Of this amount, $371 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,764 was paid as sales commissions to unrelated broker-dealers and $440 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent John Hancock Life Insurance Company (JHLICO) is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2007, CDSCs received by JH Funds amounted to $12,084 for Class B shares and $8 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Effective July 1, 2006, Signature Services has contractually limited transfer agent fee by implementing a transfer agent fee cap of 0.25% until at least June 30, 2007. There were no transfer agent fee reductions during the period ended April 30, 2007.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $900.

The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 98,000 Class A, 1,000 Class B and 1,000 Class C shares of beneficial interest of the Fund on April 30, 2007.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the year ended October 31, 2006 and the period ended April 30, 2007, along with the corresponding dollar value.

John Hancock Focused Equity Fund
Capital Stock Statement for Multi Class Funds
April 30, 2007

	Year ended		Period ended
	10-31-06		4-30-07[1]

	Shares	Amount	Shares	Amount
Class A shares
Sold	335,335	$ 2,837,836	76,435	$ 688,048
Repurchased	(350,804)	(2,942,119)	(138,320)	(1,235,619)

Net decrease	(15,469)	$ (104,283)	(61,885)	$ (547,571)

Class B shares
Sold	175,981	$ 1,429,415	16,027	$ 138,248
Repurchased	(307,139)	(2,459,649)	(157,254)	(1,341,466)

Net decrease	(131,158)	$ (1,030,234)	(141,227)	$ (1,203,218)

Class C shares
Sold	46,679	$ 377,408	8,742	$ 74,838
Repurchased	(68,589)	(547,303)	(43,896)	(370,832)

Net decrease	(21,910)	$ (169,895)	(35,154)	$ (295,994)

Net decrease	(168,537)	$ (1,304,412)	(238,266)	$ (2,046,783)

1 Semiannual period from 11-1-06 through 4-30-07. Unaudited.

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2007, aggregated $3,814,357 and $6,415,836, respectively.

The cost of investments owned on April 30, 2007, including short-term investments, for federal income tax purposes, was $13,205,554. Gross unrealized appreciation and depreciation of investments aggregated $3,160,196 and $324,957, respectively, resulting in net unrealized appreciation of $2,835,239. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses certain sales of securities.

Note 5
Reorganization

On May 9, 2007, the shareholders of the Fund approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Fund in exchange for Class A, Class B and Class C shares of John Hancock Mid Cap Equity Fund (Mid Cap Equity Fund). The effective time of the reorganization occurred immediately after the close of business on May 25, 2007. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Fund or its shareholders.

John Hancock
MUTUAL FUNDS

John Hancock
# Mid Cap Equity Fund

**Semiannual Report**
4.30.07

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 13

Notes to financial
statements
page 20

For more information
page 32

CEO corner

To Our Shareholders,

The U.S. financial markets produced solid results over the last six months. Positive economic news, stronger than expected corporate earnings and increased merger and acquisitions activity served to overcome concerns about inflation, energy costs and the troubled subprime mortgage market’s potential to put the brakes on the economy. This environment also led the Federal Reserve Board to hold short-term interest rates steady. Even with a sharp decline in late February, the broad stock market returned 8.60% for the six months ended April 30, 2007. The Dow Jones Industrial Average punched through the 13,000 mark for the first time in April and posted a string of new highs as the period ended.

After a remarkably long period of calm, the financial markets were rocked at the end of February by a dramatic sell-off in China’s stock market, which had ripple effects on financial markets worldwide. It also shook investors out of their seemingly casual attitude toward risk and remind them of the simple fact that stock markets move in two directions — down as well as up.

Although the downturn lasted for less than a month before positive news stopped the fall, it was also a good occasion to bring to mind several important investment principles that we believe are at the foundation of successful investing. First, keep a long-term approach to investing, avoiding emotional reactions to daily market moves. Second, maintain a well-diversified portfolio that is appropriate for your goals, risk profile and time horizons.

After the market’s recent moves, we encourage investors to sit back, take stock and set some realistic expectations. While history bodes well for the U.S. market in 2007 (since 1939, the S&P 500 Index has always produced positive results in the third year of a presidential term), there are no guarantees, and opinions are divided on the future of this more-than-four-year-old bull market.

The recent volatility could also be a wake-up call to contact your financial professional to determine whether changes are in order to your investment mix. Some asset groups have had long runs of outperformance. Others had truly outsized returns in 2006. These trends argue for a look to determine if these categories now represent a larger stake in your portfolios than prudent diversification would suggest they should. After all, we believe investors with a well-balanced portfolio and a marathon, not a sprint, approach to investing, stand a better chance of weathering the market’s short-term twists and turns, and reaching their long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of April 30, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of medium-capitalization companies in the range of the Standard & Poor’s Mid Cap 400 Index.

Over the last six months

► Stocks rallied thanks to better-than-expected earnings and robust merger activity.

► The portfolio performed in line with its benchmark index and peer group as favorable stock selection offset the negative impact of sector trends.

► Merger activity, especially in the industrial sector, contributed positively to performance, while information technology detracted the most from relative results.

Top 10 holdings

Shire Plc	2.6%	PDL BioPharma, Inc.	2.1%

Salesforce.com Inc.	2.4%	Oshkosh Truck Corp.	2.1%

IPSCO, Inc.	2.4%	FLIR Systems, Inc.	2.1%

Force Protection, Inc.	2.3%	Stantec, Inc.	2.1%

Sepracor, Inc.	2.2%	O’Reilly Automotive, Inc.	2.1%

As a percentage of net assets on April 30, 2007.

1

Managers’ report

John Hancock
Mid Cap Equity Fund

Recently, shareholders of John Hancock Focused Equity Fund voted to merge their fund into John Hancock Mid Cap Equity Fund, effective at the close of business on May 25, 2007.

The U.S. stock market enjoyed a solid rally during the six months ended April 30, 2007. The U.S. economy grew progressively weaker during the period, primarily due to a sharp decline in the housing market. Nonetheless, stocks gained steadily as merger and acquisition activity remained robust and corporate profits continued to grow at a higher-than-expected rate.

The only hiccup for the stock market during the six-month period occurred in late February, when a slump in the Chinese stock market and growing problems in the subprime mortgage lending industry led to a sudden drop in U.S. stock prices. However, the market recovered in March and continued its ascent through the end of the period.

For the six months, the broad stock indexes gained about 9% overall. Mid-cap stocks were the best performers, outpacing their large- and small-cap counterparts. Within the mid-cap segment of the market, value stocks continued to outperform growth — the Russell Midcap Value Index returned 12.78%, while the Russell Midcap Growth Index returned 11.77% .

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE ... AND WHAT’S BEHIND THE NUMBERS

Stantec	▲	Strong industrial demand boosted this architectural and engineering services provider

Force Protection	▲	Maker of armored vehicles rallied as orders from the military surged

Daktronics	▼	Softer demand weighed on maker of scoreboards and large
video displays

2

Portfolio Managers, MFC Global Investment Management (U.S.), LLC Alan E. Norton, CFA and Henry E. Mehlman, CFA

Fund performance

For the six months ended April 30, 2007, John Hancock Mid Cap Equity Fund’s Class A, Class B, Class C and Class I shares posted total returns of 11.51%, 11.17%, 11.08% and 11.76%, respectively, at net asset value. This performance was in line with the 11.26% average return of Morningstar, Inc.’s mid-cap growth fund category1 and the 11.97% return of the Fund’s former benchmark index, the Standard & Poor’s MidCap 400 Index. Going forward, the Fund will compare itself to the Standard & Poor’s MidCap 400/Citigroup Growth Index, which better represents the Fund and its strategy of investment in mid-cap growth stocks. It returned 11.79% in the period. Keep in mind that your net asset value return will differ from the Fund’s performance if you were not invested in the Fund for the entire period or did not reinvest all distributions. See pages six and seven for historical performance information.

“The U.S. stock market enjoyed a
solid rally during the six months
ended April 30, 2007.”

The six-month period was a challenging one for our disciplined, balanced investment strategy — investing in high-quality mid-cap companies with robust earnings growth, improving profit margins, strong balance sheets and a dominant market position. Market leadership was narrow and concentrated in several segments that are not typical “growth” areas, such as energy and materials (driven higher by rising commodity prices), as well as utilities and real estate investment trusts (boosted by demand for yield). Our emphasis remained on the more traditional growth sectors — health care, information technology and consumer discretionary — which generally lagged during the period. Nonetheless, we were able to keep pace with the benchmark index and Morningstar peer group average thanks to strong stock selection.

Mid Cap Equity Fund

3

Takeovers boosted overall results

The portfolio benefited significantly from merger activity during the six-month period — five companies in the portfolio were acquired or taken private, providing a boost to their respective share prices. Two steel makers in the portfolio were bought by foreign companies — Oregon Steel Mills, Inc. was acquired by Russian steel maker Evraz, while Swedish steel company SSAB agreed to buy IPSCO, Inc. Both companies produce large-diameter steel pipes used primarily in oil fields, and strength in the energy industry made them attractive takeover candidates.

Two other portfolio holdings — Station Casinos, Inc., which operates casinos catering to locals in the Las Vegas area, and higher education provider Laureate Education, Inc. — were taken private by management, which believed that the market was not properly valuing the companies. Another holding, audio equipment maker Harman International Industries, Inc., was acquired by private-equity firm Kohlberg Kravis Roberts and GS Capital Partners, a unit of Goldman Sachs.

The top contributor in the portfolio was a technology stock, semiconductor equipment maker Varian Semiconductor Equipment Associates, Inc. Varian makes ion implantation systems used in the fabrication of semiconductors. Several years ago, the company redesigned its systems to implant one wafer at a time rather than the traditional “batch processing” systems. The single-wafer approach allowed Varian’s customers to have greater control over the implant process and produce higher-quality semiconductors with fewer defects. This innovative product design has led to significant market-share gains and sharply higher revenues and earnings.

SECTOR DISTRIBUTION[2]

Information technology	26%
Health care	22%
Industrials	16%
Consumer discretionary	14%
Financials	10%
Energy	4%
Materials	2%
Consumer staples	2%

Technology detracted from results

Despite strong performance from Varian, the portfolio’s information technology holdings had an overall negative impact on performance relative to the benchmark index. Consulting and project management firms CACI International, Inc. and SRA International, Inc. were among the weakest performers during the period. Both companies provide services such as systems integration, logistics and engineering. CACI works primarily with the military, while SRA works with civilian government agencies. This segment of the market declined as funding was incrementally shifted to equipment and supplies for the

Mid Cap Equity Fund

4

war effort in Iraq. We trimmed our exposure in this area by selling our position in SRA, but CACI remains in the portfolio, and we believe the company will benefit from increased government outsourcing going forward.

“The portfolio benefited
significantly from merger activity
during the six-month period; five
companies in the portfolio were
acquired or taken private…”

Another notable decliner was SanDisk Corp., which makes flash memory cards for digital cameras and other electronic devices. Flash memory prices plunged in early 2007, and the stock sold off in response. More recently, however, flash memory prices have stabilized, and we see two areas of potentially enormous growth for flash memory — cell phones and laptops. SanDisk is a leader in its industry, with low-cost manufacturing and innovative products, and we are optimistic about the company’s long-term prospects.

Apart from technology, the portfolio’s biggest detractor from relative results was restaurant chain Red Robin Gourmet Burgers, Inc. Some of  the company’s new locations failed to meet sales targets, which led to an earnings disappointment in late 2006. At that point, we chose to eliminate the stock from the portfolio.

Outlook

We believe that we have reached an inflection point for high-quality growth stocks. Although the economy has clearly slowed, we do not foresee a recession looming on the horizon. We anticipate a slower but relatively stable economic environment, which could bode well for the types of stocks in which we invest — higher-quality mid-cap companies that are able to maintain strong earnings growth rates.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on April 30, 2007.

Mid Cap Equity Fund

5

A look at performance

For the periods ended April 30, 2007

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since					Since
Class	date	1-year	5-year	10-year	inception	6-month	1-year	5-year	10-year	inception

A	8-4-03	2.27%	—	—	14.47%	5.94%	2.27%	—	—	65.79%

B	8-4-03	1.96	—	—	14.91	6.17	1.96	—	—	68.15

C	8-4-03	5.87	—	—	15.45	10.08	5.87	—	—	71.14

I1	8-4-03	8.21	—	—	16.48	11.76	8.21	—	—	76.93

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I share prospectus.

Mid Cap Equity Fund

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Mid Cap Equity Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the two separate indexes.

		Without	With maximum
Class	Period beginning	sales charge	sales charge	Index 1	Index 2

B	8-4-03	$17,115	$16,815	$17,003	$18,612

C2	8-4-03	17,114	17,114	17,003	18,612

I3	8-4-03	17,693	17,693	17,003	18,612

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of April 30, 2007. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P MidCap 400/Citigroup Growth Index — Index 1 — is an unmanaged index comprised of stocks representing approximately half of the S&P MidCap Index that have been identified as being on the growth end of the growth-value spectrum.

Standard & Poor’s MidCap 400 Index — Index 2 — is an unmanaged index of 400 domestic stocks of medium-size companies.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors as described in the Fund’s Class I share prospectus.

Mid Cap Equity Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on November 1, 2006, with the same investment held until April 30, 2007.

	Account value	Ending value	Expenses paid during period
	on 11-1-06	on 4-30-07	ended 4-30-07[1]

Class A	$1,000.00	$1,115.10	$7.54

Class B	1,000.00	1,111.70	11.20

Class C	1,000.00	1,110.80	11.19

Class I	1,000.00	1,117.60	4.98

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2007, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Mid Cap Equity Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2006, with the same investment held until April 30, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 11-1-06	on 4-30-07	ended 4-30-07[1]

Class A	$1,000.00	$1,017.66	$7.19

Class B	1,000.00	1,014.19	10.68

Class C	1,000.00	1,014.19	10.68

Class I	1,000.00	1,020.09	4.75

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.44%, 2.14%, 2.14% and 0.95% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Mid Cap Equity Fund

9

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 4-30-07 (unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 95.22%		$4,712,605

(Cost $3,872,072)

Air Freight & Logistics 1.37%		68,063

UTi Worldwide, Inc. (British Virgin Islands)	2,900	68,063

Application Software 2.42%		119,700

Salesforce.com, Inc. (I)	2,850	119,700

Asset Management & Custody Banks 3.43%		169,557

Eaton Vance Corp.	2,600	99,372

SEI Investments Co.	1,150	70,185

Automotive Retail 2.05%		101,460

O’Reilly Automotive, Inc. (I)	2,850	101,460

Biotechnology 2.14%		106,092

PDL BioPharma, Inc. (I)	4,200	106,092

Casinos & Gaming 3.74%		184,950

Bally Technologies, Inc. (I)	4,000	93,600

Station Casinos, Inc.	1,050	91,350

Communications Equipment 1.86%		91,854

Comverse Technology, Inc. (I)	4,050	91,854

Computer & Electronics Retail 1.91%		94,535

GameStop Corp. (Class A) (I)	2,850	94,535

Computer Storage & Peripherals 1.84%		91,245

SanDisk Corp. (I)	2,100	91,245

Construction & Engineering 4.10%		202,971

Chicago Bridge & Iron Co. NV (NY Reg Shares) (Netherlands)	2,900	100,427

Stantec, Inc. (Canada) (I)(L)	3,400	102,544

Construction & Farm Machinery & Heavy Trucks 4.39%		217,414

Force Protection, Inc. (I)(L)	5,250	113,925

Oshkosh Truck Corp.	1,850	103,489

Consumer Electronics 1.69%		83,495

Harman International Industries, Inc.	685	83,495

Data Processing & Outsourced Services 2.03%		100,260

Euronet Worldwide, Inc. (I)	3,600	100,260

See notes to financial statements

Mid Cap Equity Fund

10

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Diversified Commercial & Professional Services 1.95%		$96,560

Corrections Corp. of America (I)	1,700	96,560

Education Services 1.86%		92,118

Laureate Education, Inc. (I)	1,560	92,118

Electronic Equipment Manufacturers 3.97%		196,647

Daktronics, Inc. (L)	4,100	93,398

FLIR Systems, Inc. (I)	2,550	103,249

Health Care Equipment 8.77%		433,936

Cytyc Corp. (I)	2,700	95,121

Gen-Probe, Inc. (I)	1,960	100,176

Hologic, Inc. (I)	900	51,795

Kyphon, Inc. (I)	2,150	100,211

ResMed, Inc. (I)	2,050	86,633

Human Resource & Employment Services 1.95%		96,715

Monster Worldwide, Inc. (I)	2,300	96,715

Internet Software & Services 2.01%		99,482

aQuantive, Inc. (I)	3,250	99,482

IT Consulting & Other Services 1.94%		96,033

CACI International, Inc. (Class A) (I)	2,100	96,033

Life Sciences Tools & Services 3.87%		191,551

Covance, Inc. (I)	1,600	96,800

Ventana Medical Systems, Inc. (I)	1,950	94,751

Oil & Gas Exploration & Production 3.81%		188,685

Quicksilver Resources, Inc. (I)(L)	2,250	94,185

Southwestern Energy Co. (I)	2,250	94,500

Pharmaceuticals 6.63%		327,856

Medicis Pharmaceutical Corp. (Class A)	3,000	91,200

Sepracor, Inc. (I)	2,000	107,360

Shire Plc, American Depositary Receipt (United Kingdom)	1,850	129,296

Property & Casualty Insurance 1.71%		84,456

Ambac Financial Group, Inc.	920	84,456

Regional Banks 3.11%		154,093

Cullen/Frost Bankers, Inc.	1,625	83,151

UCBH Holdings, Inc.	3,950	70,942

Restaurants 1.20%		59,340

Cheesecake Factory, Inc. (The) (I)	2,150	59,340

Semiconductor Equipment 3.70%		183,239

Lam Research Corp. (I)	1,850	99,493

Varian Semiconductor Equipment Associates, Inc. (I)	1,262	83,746

Semiconductors 5.76%		285,105

Cree, Inc. (I)(L)	4,900	99,960

SiRF Technology Holdings, Inc. (I)(L)	4,000	97,040

Trident Microsystems, Inc. (I)	4,150	88,105

See notes to financial statements

Mid Cap Equity Fund

11

F I N A N C I A L    S T A T E M E N T S

Issuer				Shares	Value

Soft Drinks 2.05%					$101,230

Hansen Natural Corp. (I)				2,650	101,230

Specialized Finance 1.75%					86,536

Portfolio Recovery Associates, Inc. (L)				1,555	86,536

Specialty Stores 1.81%					89,613

PetSmart, Inc.				2,700	89,613

Steel 2.39%					118,280

IPSCO, Inc. (Canada)				800	118,280

Trading Companies & Distributors 2.01%					99,534

Finning International, Inc. (Canada)				2,000	99,534

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Short-term investments 15.32%					$758,092

(Cost $758,092)

Government U.S. Agency 3.52%					174,000

Federal Home Loan Bank, Disc Note	5.06%	05-01-07	AAA	$174	174,000

				Shares
Cash Equivalents 11.80%					584,092

John Hancock Cash Investment Trust (T)(W)				584,092	584,092

Total investments (Cost $4,630,164) 110.54%					$5,470,697

Other assets and liabilities, net (10.54%)					($521,825)

Total net assets 100.00%					$4,948,872

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of April 30, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Mid Cap Equity Fund

12

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-07 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (cost $4,630,164) including $560,149 of securities loaned	$5,470,697
Cash	610
Receivable for investments sold	61,499
Receivable for shares sold	191
Dividends receivable	579
Other assets	35,333

Total assets	5,568,909

Liabilities

Payable for investments purchased	10,563
Payable for shares repurchased	150
Payable upon return of securities loaned	584,092
Payable to affiliates
Management fees	8,874
Distribution and service fees	290
Other	955
Other payables and accrued expenses	15,113

Total liabilities	620,037

Net assets

Capital paid-in	4,003,326
Accumulated net realized gain on investments and foreign currency transactions	126,656
Net unrealized appreciation of investments	840,533
Accumulated net investment loss	(21,643)

Net assets	$4,948,872

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($3,749,840 ÷ 270,015 shares)	$13.89
Class B ($719,301 ÷ 52,985 shares)	$13.58
Class C ($300,302 ÷ 22,111 shares)	$13.58
Class I ($179,429 ÷ 12,727 shares)	$14.10

Maximum offering price per share

Class A1 ($13.89 ÷ 95%)	$14.62

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Mid Cap Equity Fund

13

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 4-30-07 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $129)	$6,222
Interest	5,092
Securities lending	1,137

Total investment income	12,451

Expenses

Investment management fees (Note 2)	17,386
Distribution and service fees (Note 2)	9,491
Class A, B and C transfer agent fees (Note 2)	4,976
Class I transfer agent fees (Note 2)	42
Accounting and legal services fees (Note 2)	277
Compliance fees	37
Blue sky fees	42,699
Printing fees	10,268
Custodian fees	6,923
Professional fees	5,873
Trustees’ fees	148
Securities lending fees	42
Miscellaneous	889

Total expenses	99,051
Less expense reductions (Note 2)	(64,984)

Net expenses	34,067

Net investment loss	(21,616)

Realized and unrealized gain

Net realized gain on
Investments	126,898
Foreign currency transactions	11

Change in net unrealized appreciation (depreciation) of investments	374,828

Net realized and unrealized gain	501,737

Increase in net assets from operations	$480,121

1 Semiannual period from 11-1-06 through 4-30-07.

See notes to financial statements

Mid Cap Equity Fund

14

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	10-31-06	4-30-07[1]

Increase (decrease) in net assets
From operations
Net investment loss	($25,512)	($21,616)
Net realized gain	156,904	126,909
Change in net unrealized appreciation (depreciation)	138,159	374,828

Increase in net assets resulting from operations	269,551	480,121

Distributions to shareholders
From net realized gain
Class A	(296,269)	(115,839)
Class B	(17,427)	(23,833)
Class C	(17,427)	(11,332)
Class I	(17,427)	(6,148)
	(348,550)	(157,152)

From Fund share transactions	1,374,374	656,298

Net assets

Beginning of period	2,674,230	3,969,605

End of period[2]	$3,969,605	$4,948,872

1 Semiannual period from 11-1-06 through 4-30-07. Unaudited.

2 Includes accumulated net investment loss of $27 and $21,643, respectively.

See notes to financial statements

Mid Cap Equity Fund

15

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-03[1,2]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[3]

Per share operating performance
Net asset value, beginning of period	$10.00	$11.35	$11.61	$13.38	$12.94
Net Investment loss[4]	(0.01)	(0.06)	(0.08)	(0.08)	(0.06)
Net realized and unrealized
gain on investments	1.36	0.50	2.38	1.38	1.51
Total from investment operations	1.35	0.44	2.30	1.30	1.45
Less distributions
From net realized gain	—	(0.18)	(0.53)	(1.74)	(0.50)
Net asset value, end of period	$11.35	$11.61	$13.38	$12.94	$13.89
Total return[5,6] (%)	13.50[7]	3.92	20.31	10.31	11.51[7]

Ratios and supplemental data

Net assets, end of period
(in millions)	$2	$2	$2	$3	$4
Ratio of net expenses to average
net assets (%)	1.20[8]	1.20	1.20	1.38	1.44[8]
Ratio of gross expenses to average
net assets[9](%)	6.20[8]	2.42	2.97	4.25	4.43[8]
Ratio of net investment loss
to average net assets (%)	(0.57)[8]	(0.56)	(0.65)	(0.66)	(0.87)[8]
Portfolio turnover (%)	48[7]	46	63	47	28[7]

See notes to financial statements

Mid Cap Equity Fund

16

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-03[1,2]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[3]

Per share operating performance
Net asset value, beginning of period	$10.00	$11.33	$11.54	$13.23	$12.70
Net Investment loss[4]	(0.03)	(0.12)	(0.14)	(0.17)	(0.10)
Net realized and unrealized
gain on investments	1.36	0.51	2.36	1.38	1.48
Total from investment operations	1.33	0.39	2.22	1.21	1.38
Less distributions
From net realized gain	—	(0.18)	(0.53)	(1.74)	(0.50)
Net asset value, end of period	$11.33	$11.54	$13.23	$12.70	$13.58
Total return[5,6] (%)	13.30[7]	3.49	19.72	9.67	11.17[7]

Ratios and supplemental data

Net assets, end of period
(in millions)	—[10]	—[10]	—[10]	$1	$1
Ratio of net expenses to average
net assets (%)	1.90[8]	1.65	1.65	2.05	2.14[8]
Ratio of gross expenses to average
net assets[9](%)	6.90[8]	2.87	3.42	4.92	5.13[8]
Ratio of net investment loss
to average net assets (%)	(1.27)[8]	(1.01)	(1.10)	(1.35)	(1.56)[8]
Portfolio turnover (%)	48[7]	46	63	47	28[7]

See notes to financial statements

Mid Cap Equity Fund

17

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-03[1,2]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[3]

Per share operating performance
Net asset value, beginning of period	$10.00	$11.33	$11.54	$13.23	$12.71
Net Investment loss[4]	(0.03)	(0.12)	(0.14)	(0.16)	(0.10)
Net realized and unrealized
gain on investments	1.36	0.51	2.36	1.38	1.47
Total from investment operations	1.33	0.39	2.22	1.22	1.37
Less distributions
From net realized gain	—	(0.18)	(0.53)	(1.74)	(0.50)
Net asset value, end of period	$11.33	$11.54	$13.23	$12.71	$13.58
Total return[5,6] (%)	13.30[7]	3.49	19.72	9.76	11.08[7]

Ratios and supplemental data

Net assets, end of period
(in millions)	—[10]	—[10]	—[10]	—[10]	—[10]
Ratio of net expenses to average
net assets (%)	1.90[8]	1.65	1.65	1.98	2.14[8]
Ratio of gross expenses to average
net assets[9](%)	6.90[8]	2.87	3.42	4.85	5.13[8]
Ratio of net investment loss
to average net assets (%)	(1.27)[8]	(1.01)	(1.10)	(1.28)	(1.56)[8]
Portfolio turnover (%)	48[7]	46	63	47	28[7]

See notes to financial statements

Mid Cap Equity Fund

18

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	10-31-03[1,2]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[3]

Per share operating performance

Net asset value, beginning of period	$10.00	$11.35	$11.66	$13.47	$13.10
Net Investment loss[4]	(0.01)	(0.03)	(0.04)	(0.03)	(0.02)
Net realized and unrealized
gain on investments	1.36	0.52	2.38	1.40	1.52
Total from investment operations	1.35	0.49	2.34	1.37	1.50
Less distributions
From net realized gain	—	(0.18)	(0.53)	(1.74)	(0.50)
Net asset value, end of period	$11.35	$11.66	$13.47	$13.10	$14.10
Total return[5,6] (%)	13.50[7]	4.37	20.58	10.82	11.76[7]

Ratios and supplemental data

Net assets, end of period
(in millions)	—[10]	—[10]	—[10]	—[10]	—[10]
Ratio of net expenses to average
net assets (%)	0.90[8]	0.90	0.90	0.94	0.95[8]
Ratio of gross expenses to average
net assets[9](%)	5.90[8]	2.12	2.67	3.81	3.94[8]
Ratio of net investment loss
to average net assets (%)	(0.27)[8]	(0.26)	(0.35)	(0.23)	(0.37)[8]
Portfolio turnover (%)	48[7]	46	63	47	28[7]

1 Audited by previous auditor.

2 Class A, Class B, Class C and Class I shares began operations on 8-4-03.

3 Semiannual period from 11-01-06 through 4-30-07. Unaudited.

4 Based on the average of the shares outstanding.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

7 Not annualized.

8 Annualized.

9 Does not take into consideration expense reductions during the periods shown.

10 Less than $500,000.

See notes to financial statements

Mid Cap Equity Fund

19

Notes to financial statements (unaudited)

Note 1 Accounting policies

John Hancock Mid Cap Equity Fund (the Fund) is a diversified series of John Hancock Series Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940 as amended, (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation.

The Fund was established and commenced operations on August 4, 2003 with an initial capital contribution from John Hancock Advisers LLC of $2,348,551. During the period August 4, 2003 to January 2, 2006, the Fund was not available for sale to the public after which the Fund was initially offered to the public. At the time of the public offering, John Hancock Advisers, LLC held $2,864,387 in the Fund (193,607 shares in Class A, 11,407 shares in Class B, 11,407 shares in Class C and 11,377 shares in Class I).

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available or the value has been materially affected by events occurring after the close of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in John Hancock Cash Investment Trust, an affiliate of John Hancock Advisers LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange

Mid Cap Equity Fund

20

quotations as of 4:00 p.m., London Time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with The Bank of New York (BNY), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNY, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2007.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2007, the Fund loaned securities having a market value of $560,149 collateralized by securities in the amount of $584,092. The cash collateral was invested in John Hancock Cash Investment Trust. Securities lending expenses are paid by the Fund to the lending agent.

Mid Cap Equity Fund

21

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than April 30, 2008.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2006, the tax character of distributions paid was as follows: ordinary income $10,126 and long-term capital gains $338,424. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund’s average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund’s average daily net asset value in excess of $1,000,000,000.

The Adviser has agreed to limit the Fund’s total expenses, excluding the distribution and service fees and transfer agent fees, to 0.90% of the Fund’s average daily net asset value, on an annual basis, at least until February 29, 2008. Accordingly, the expense reductions related to this total expense limitation amounted to

Mid Cap Equity Fund

22

$64,984 for the period ended April 30, 2007. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of the average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Expenses under the agreements described above for the period ended April 30, 2007, were as follows:

Distribution and
Share class	service fees

Class A	$4,889
Class B	3,134
Class C	1,468
Total	$9,491

Class A shares are assessed up-front sales charges. During the period ended April 30, 2007, JH Funds received net up-front sales charges of $5,063 with regard to sales of Class A shares. Of this amount, $4,193 was retained and used for printing prospectuses, advertising, sales literature and other purposes, and $822 was paid as sales commissions to unrelated broker-dealers and $48 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2007, CDSCs received by JH Funds amounted to $183 for Class B shares and $246 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Effective January 3, 2006, Signature Services agree to limit transfer agent fees on Class A, Class B and Class C shares to 0.30% of each class’s average daily net assets value at least until February 29, 2008. There were no transfer agent fee reductions during the period ended April 30, 2007.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $277. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 201,129 Class A, 11,859 Class B, 11,859 Class C and 11,814 Class I shares of beneficial interest of the Fund on April 30, 2007.

Mid Cap Equity Fund

23

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the year ended October 31, 2006, and the period ended April 30, 2007, along with the corresponding dollar value.

	Year ended 10-31-06		Period ended 4-30-07[1]
	Shares	Amount	Shares	Amount

Class A shares

Sold	49,048	$628,972	59,323	$776,795
Distributions reinvested	23,607	296,269	8,943	115,455
Repurchased	(17,099)	(211,585)	(23,807)	(307,820)
Net increase	55,556	$713,656	44,459	$584,430

Class B shares

Sold	38,295	$480,744	10,278	$132,333
Distributions reinvested	1,407	17,427	1,823	23,062
Repurchased	(2,179)	(26,501)	(6,639)	(84,357)
Net increase	37,523	$471,670	5,462	$71,038

Class C shares

Sold	11,164	$143,194	2,967	$38,044
Distributions reinvested	1,406	17,427	758	9,601
Repurchased	—	—	(4,184)	(52,963)
Net increase (decrease)	12,570	$160,621	(459)	($5,318)

Class I shares

Sold	878	$11,000	—	—
Distributions reinvested	1,378	17,427	471	6,148
Net increase	2,256	$28,427	471	$6,148

Net increase	107,905	$1,374,374	49,933	$656,298

1 Semiannual period from 11-1-06 through 4-30-07. Unaudited.

Mid Cap Equity Fund

24

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2007, aggregated $1,481,362 and $1,195,255, respectively.

The cost of investments owned on April 30, 2007, including short-term investments, for federal income tax purposes, was $4,630,417. Gross unrealized appreciation and depreciation of investments aggregated $930,800 and $90,520, respectively, resulting in net unrealized appreciation of $840,280. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 5
Reorganization

On May 9, 2007, the shareholders of John Hancock Focused Equity Fund (Focused Equity Fund) approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Focused Equity Fund in exchange for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax-free exchange of 592,060 Class A shares, 313,567 Class B shares and 137,816 Class C shares of the Fund for the net assets of the Focused Equity Fund, which amounted to $8,717,076, $4,510,975 and $1,983,416 for Class A, Class B and Class C shares of the Focused Equity Fund, respectively, including the total of $170,242 of unrealized appreciation, after the close of business on May 25, 2007.

Mid Cap Equity Fund

25

Shareholder meeting

On May 9, 2007, a Special Meeting (the Meeting) of Shareholders of the John Hancock Focused Equity Fund was held to consider the proposal to approve an Agreement and Plan of Reorganization between John Hancock Focused Equity Fund (a series of John Hancock Series Trust) and John Hancock Mid Cap Equity Fund (a series of John Hancock Series Trust). Under this agreement, John Hancock Focused Equity Fund would transfer all of its assets to John Hancock Mid Cap Equity Fund in exchange for corresponding shares of Class A, Class B and Class C shares of John Hancock Mid Cap Equity Fund. These shares would be distributed proportionately to the shareholders of John Hancock Focused Equity Fund. John Hancock Mid Cap Equity Fund would also assume the liabilities of the John Hancock Focused Equity Fund.

Proxies covering shares of beneficial interest were voted at the Meeting. There were 1,567,277 shares of beneficial interest outstanding and entitled to vote, of which 846,706 shares of beneficial interest were represented in person or by proxy at the Meeting, each such share being entitled to vote upon the proposal and each such share being entitled to cast one vote.

The shareholders of John Hancock Focused Equity Fund voted on and approved the proposal to approve the Agreement and Plan of Reorganization as follows: 713,687 FOR, 55,486 AGAINST and 77,533 ABSTAINING.

26

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Mid Cap
Equity Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Series Trust (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Mid Cap Equity Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser; (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vii) the background and experience of senior management and investment professionals; and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

27

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board recognized the relatively short operational history of the Fund and viewed favorably that the Fund’s performance during the one-year period under review was higher than the performance of the Peer Group and Category medians, and its benchmark index, Russell Midcap Growth Index.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was equal to the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians.

The Board noted that the Fund’s Gross Expense Ratio was higher than the median of its Category and lower than the median of its Peer Group. The Board also noted that the Fund’s Net Expense Ratio was lower than the Peer Group and Category medians.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses,

28

in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

29

■ Why John Hancock Funds?

For more than three decades, John Hancock Funds has been helping individual, corporate and institutional clients reach their most important financial goals. With so many fund companies to choose from, why should you invest with us?

When you invest with John Hancock Funds, you are investing with one of the most recognized and respected names in the financial services industry. Our parent company has been helping individuals and institutions increase and protect wealth since 1862.

We offer equity, income, international, sector and asset allocation investment solutions managed by leading institutional money managers. Each of our funds utilizes a disciplined, team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals.

Our shareholders come first. We work hard to provide you with the products you need to build a solid financial foundation. We’re proud to offer you award-winning services and tools, like the www.jhfunds.com Web site, to help you every step of the way.

■  For immediate insight and answers,
turn to www.jhfunds.com

Discover the new and improved www.jhfunds.com.

■  View accounts, statements and fund information.

■  Access college and retirement planning calculators and investment education.

■  Gain investment ideas, expand your knowledge and become a more informed investor.

This is just the beginning of how much you can do.

■  Now is the ideal time to experience our Web site that received the following recognition in 2006:

Discover convenience and comprehensive resources at one
easy-to-access location. Your financial professional can steer you to the tools that will help you the most and enable you to transform your knowledge into action.

See how far www.jhfunds.com can take you!

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Charles A. Rizzo	Custodian
Ronald R. Dion, Chairman	Chief Financial Officer	The Bank of New York
James R. Boyle†		One Wall Street
James F. Carlin	Gordon M. Shone	New York, NY 10286
William H. Cunningham	Treasurer
Charles L. Ladner*		Transfer agent
Dr. John A. Moore*	John G. Vrysen	John Hancock Signature
Patti McGill Peterson*	Chief Operations Officer	Services, Inc.
Steven R. Pruchansky		One John Hancock Way,
*Members of the Audit Committee	Investment adviser	Suite 1000
†Non-Independent Trustee	John Hancock Advisers, LLC	Boston, MA 02217-1000
601 Congress Street
Officers	Boston, MA 02210-2805	Legal counsel
Keith F. Hartstein		Kirkpatrick & Lockhart
President and	Subadviser	Preston Gates Ellis LLP
Chief Executive Officer	MFC Global Investment	One Lincoln Street
	Management (U.S.), LLC	Boston, MA 02111-2950
Thomas Kinzler	101 Huntington Avenue
Secretary and Chief Legal Officer	Boston, MA 02199

Francis V. Knox, Jr.	Principal distributor
Chief Compliance Officer	John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	One John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

32

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Classic Value Mega Cap Fund	International Core Fund
Core Equity Fund	International Growth Fund
Global Shareholder Yield Fund
Growth Fund	INCOME
Growth Opportunities Fund	Bond Fund
Growth Trends Fund	Government Income Fund
Intrinsic Value Fund	High Yield Fund
Large Cap Equity Fund	Investment Grade Bond Fund
Large Cap Select Fund	Strategic Income Fund
Mid Cap Equity Fund
Multi Cap Growth Fund	TAX-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifecycle 2010 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2015 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2020 Portfolio	Income Securities Trust
Lifecycle 2025 Portfolio	Investors Trust
Lifecycle 2030 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2035 Portfolio	Patriot Select Dividend Trust
Lifecycle 2040 Portfolio	Preferred Income Fund
Lifecycle 2045 Portfolio	Preferred Income II Fund
Lifecycle Retirement Portfolio	Preferred Income III Fund
Lifestyle Aggressive Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

	810SA	4/07
This report is for the information of the shareholders of John Hancock Mid Cap Equity Fund.		6/07

John Hancock

MUTUAL FUNDS

John Hancock
# Technology Fund

**Semiannual Report**
4.30.07

Your fund at a glance

Manager’s report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 14

Notes to financial
statements
page 21

For more information
page 32

CEO corner

To Our Shareholders,

The U.S. financial markets produced solid results over the last six months. Positive economic news, stronger than expected corporate earnings and increased merger and acquisitions activity served to overcome concerns about inflation, energy costs and the troubled subprime mortgage market’s potential to put the brakes on the economy. This environment also led the Federal Reserve Board to hold short-term interest rates steady. Even with a sharp decline in late February, the broad stock market returned 8.60% for the six months ended April 30, 2007. The Dow Jones Industrial Average punched through the 13,000 mark for the first time in April and posted a string of new highs as the period ended.

After a remarkably long period of calm, the financial markets were rocked at the end of February by a dramatic sell-off in China’s stock market, which had ripple effects on financial markets worldwide. It also shook investors out of their seemingly casual attitude toward risk and remind them of the simple fact that stock markets move in two directions — down as well as up.

Although the downturn lasted for less than a month before positive news stopped the fall, it was also a good occasion to bring to mind several important investment principles that we believe are at the foundation of successful investing. First, keep a long-term approach to investing, avoiding emotional reactions to daily market moves. Second, maintain a well-diversified portfolio that is appropriate for your goals, risk profile and time horizons.

After the market’s recent moves, we encourage investors to sit back, take stock and set some realistic expectations. While history bodes well for the U.S. market in 2007 (since 1939, the S&P 500 Index has always produced positive results in the third year of a presidential term), there are no guarantees, and opinions are divided on the future of this more-than-four-year-old bull market.

The recent volatility could also be a wake-up call to contact your financial professional to determine whether changes are in order to your investment mix. Some asset groups have had long runs of outperformance. Others had truly outsized returns in 2006. These trends argue for a look to determine if these categories now represent a larger stake in your portfolios than prudent diversification would suggest they should. After all, we believe investors with a well-balanced portfolio and a marathon, not a sprint, approach to investing, stand a better chance of weathering the market’s short-term twists and turns, and reaching their long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of April 30, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term growth of capital by normally investing at least 80% of its assets in companies that rely extensively on technology in their product development or operations.

Over the last six months

► Technology stocks posted solid gains for the period, although they lagged the broader equity market.

► The Fund produced positive results, but underperformed its benchmarks, primarily due to unfavorable stock selection.

► Earnings were a key driver of tech stock returns; the stocks of companies that surprised on the upside performed well, while those that disappointed generally declined.

Top 10 holdings

Hewlett-Packard Co.	7.6%	Comverse Technology, Inc.	3.5%

Cisco Systems, Inc.	5.3%	Google, Inc.	3.3%

Microsoft Corp.	5.3%	Apple Computer, Inc.	3.2%

NDS Group Plc	4.6%	RF Micro Devices, Inc.	3.1%

BEA Systems, Inc.	3.6%	Force Protection, Inc.	2.6%

As a percentage of net assets on April 30, 2007.

Manager’s report

John Hancock
Technology Fund

Like the stock market overall, technology stocks were on a roller coaster ride during much of the six-month period ended April 30, 2007. Tech stocks got off to a decent start in the final two months of 2006, amid growing optimism that inflation was in check, the Federal Reserve Board was done raising interest rates and that the economy, while slowing, would sidestep a recession.

Until the final weeks of February, major stock market averages continued to march higher and set several new record highs, bolstered by hopes that the Fed would cut interest rates amid declines in oil prices and a downturn in the housing market. In late February, stocks plunged in a sell-off that was precipitated by a warning about a possible recession from former Fed Chairman Alan Greenspan, and a sell-off in the Chinese stock market. And despite diminished hopes of an interest rate cut as inflationary pressures seemingly mounted, stocks resumed their climb in March and April, with strong corporate earnings reports continuing to be the main driver.

Performance

For the six months ended April 30, 2007, John Hancock Technology Fund’s Class A, Class B, Class C and Class I shares posted total returns of 3.20%, 2.57%, 2.89% and 3.99%, respectively, at net asset value. During the same six-month period, the Russell 3000 Technology Index returned 7.41%, the average Morningstar, Inc. specialty-technology fund returned 8.28% 1 and the Standard & Poor’s 500 Index returned

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE ... AND WHAT’S BEHIND THE NUMBERS

Force Protection	▲	New orders for blast-resistant military vehicles boost stock price

BEA Systems	▼	Results below expectations in increasingly competitive environment

Rackable Systems	▼	Concerns over intensified competition

Portfolio Manager, MFC Global Investment Management (U.S.), LLC Thomas P. Norton, CFA

8.60% . Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested in the Fund for the entire period or did not reinvest all distributions. See pages six and seven for historical performance results.

“Like the stock market overall,
technology stocks were on a
roller coaster ride during much
of the six-month period ended
April 30, 2007.”

Investment process refinements

Beginning in early 2007, we instituted significant enhancements to our investment processes, incorporating both quantitative and fundamental tools to help guide our stock selection. We believe these changes will provide us with a more disciplined and consistent approach to portfolio management and ultimately could lead to more advantageous security selection over the longer term. However, during this six-month period, the main detractor from our performance relative to the index was stock selection.

Detractors

Leading the list of our most disappointing performers was Rackable Systems, Inc., which provides servers to companies such as Amazon.com, Yahoo! and Microsoft. The company’s stock lost considerable ground when it did not meet consensus earnings estimates, due in large measure to brutal competition from bigger tech companies (like Dell and IBM) and the ensuing pressure for Rackable to cut its prices. Given our view that competitive pressures will continue to trouble Rackable Systems, we eliminated our position in the company.

We also lost ground with BEA Systems, Inc. The company makes service-oriented architecture software, which enables customers to link different types of computer hardware and software together. Shares of BEA fell as its financial results fell short of expectations as competition heated up.

Technology Fund

Our holdings in iRobot Corp. also worked against us. The company, best known for a robot household vacuum called the Roomba, also provides robots to military customers, including PackBots, which perform dangerous tasks such as battlefield reconnaissance. The market cooled on the stock after disappointing sales of the company’s follow-up Scooba floor-washing robot, and its ongoing commitment to plow back some of its earnings into marketing and research and development. We continued to hang onto the stock based on our view that the products it produces for the military in particular offer a strong path to growth in the future.

Shares of RF Micro Devices, Inc., a maker of radio frequency components used in mobile devices, fell during the period based in large measure on the company’s projection of weaker-than-expected financial results over the short term, attributable to problems at a key client, Motorola. We maintained our stake in RF Micro Devices because we believe that the company will see better growth over the long term as it continues to gain market share.

INDUSTRY DISTRIBUTION[2]

Communications
equipment	18%

Internet software &
services	15%

Computer hardware	11%

Systems software	8%

Application software	6%

Wireless
telecommunication
services	5%

Computer storage &
peripherals	5%

Semiconductor
equipment	4%

Data processing &
outsourced services	3%

Technology distributors	3%

Semiconductors	3%

Environmental & facilities
services	3%

All others	15%

Standouts

Among our best performers during the period was Force Protection, Inc. This defense contractor was buoyed in part by news it had landed a nearly half-billion-dollar deal to supply the U.S. military with 1,000 of its blast-resistant vehicles. These vehicles employ a unique technology to help them protect soldiers from mines, rocket-propelled grenades and improvised explosive devices. We also enjoyed strong gains from shares of MEMC Electronic Materials, Inc., which makes silicon wafers used in semiconductors. The company benefited from market share gains, strong demand and increasing prices for some of its products, particularly from the solar industry. Red Hat, Inc. was another winner, posting strong financial results amid solid demand for the open source software maker’s products. Other notable winners included Apple Computer, Inc.; Grant Prideco, Inc.; and Akamai Technologies, Inc. Apple continued to be bolstered by the success of its Macintosh computers and iPod, as well as excitement over its upcoming iPhone. Grant Prideco, a maker

Technology Fund

of technologically advanced drill stems and bits for oil and gas rigs, benefited from strong profit and revenue growth. Akamai Technologies, a provider of technology used to stream video and multimedia content on the Web, also was helped by strong profit and revenue growth.

“Beginning in early 2007,
we instituted significant
enhancements to our investment
processes, incorporating both
quantitative and fundamental
tools to help guide our
stock selection.”

Outlook

We believe that after underperforming the broader stock market over the past three years or so, technology stocks could outperform the overall market during the second half of 2007. Expectations for the group have diminished, and we believe that technology companies as a whole have better growth potential than many other industries. Furthermore, tech stock valuations appear attractive in our view, both on a historical basis and relative to other industries. The biggest question going forward is the strength of demand. Strong corporate balance sheets and the desire to grow revenues and increase profit margins are all factors that we expect will lead companies to spend on technology-based capital improvements. And so far, end demand for consumer-based technology has remained resilient, despite the downturn in the housing market. As always, we believe that several long-term trends — including the explosive growth in use of video and cell phones — could continue to favor technology stocks.

This commentary reflects the views of the portfolio manager through the end of the Fund’s period discussed in this report. The manager’s statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on April 30, 2007.

Technology Fund

A look at performance

For the periods ended April 30, 2007

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since					Since
Class	date	1-year	5-year	10-year	inception	6-month	1-year	5-year	10-year	inception

A	1-13-83	–9.67%	–3.21%	–0.49%	—	–1.93%	–9.67%	–15.07%	–4.79%	—

B	1-3-94	–10.34	–3.31	–0.53	—	–2.43	–10.34	–15.51	–5.17	—

C	3-1-99	–6.27	–2.86	—	–7.41%	1.89	–6.27	–13.51	—	–46.67%

I1	3-1-01	–3.69	–0.55	—	–8.91	3.99	–3.69	–2.74	—	–43.74

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I share prospectus.

Technology Fund

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Technology Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without	With maximum
Class	Period beginning	sales charge	sales charge	Index 1	Index 2

B2	4-30-97	$9,483	$9,483	$17,661	$21,681

C2,3	3-1-99	5,333	5,333	8,977	13,653

I3,4	3-1-01	5,626	5,626	9,386	13,274

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of April 30, 2007. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 3000 Technology Index — Index 1 — is an unmanaged index of technology sector stocks in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization.

Standard & Poor’s 500 Index — Index 2 — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 Index 1 figure as of closest month end to inception date.

4 For certain types of investors as described in the Fund’s Class I share prospectus.

Technology Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on November 1, 2006, with the same investment held until April 30, 2007.

	Account value	Ending value	Expenses paid during period
	on 11-1-06	on 4-30-07	ended 4-30-07[1]

Class A	$1,000.00	$1,032.00	$10.69

Class B	1,000.00	1,025.70	14.18

Class C	1,000.00	1,028.90	14.20

Class I	1,000.00	1,039.90	5.16

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2007, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Technology Fund

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on November 1, 2006, with the same investment held until April 30, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 11-1-06	on 4-30-07	ended 4-30-07[1]

Class A	$1,000.00	$1,014.27	$10.60

Class B	1,000.00	1,010.80	14.07

Class C	1,000.00	1,010.80	14.07

Class I	1,000.00	1,019.74	5.11

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 2.12%, 2.82%, 2.82% and 1.02% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Technology Fund

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 4-30-07 (unaudited)

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. The common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 99.42%		$186,818,950

(Cost $167,095,386)

Application Software 5.63%		10,573,509

BEA Systems, Inc. (I)	579,800	6,835,842

Iona Technologies Plc, American Depositary Receipt (ADR) (Ireland) (I)	328,000	1,761,360

Synopsys, Inc. (I)	71,450	1,976,307

Communications Equipment 17.96%		33,755,983

Cisco Systems, Inc. (I)	375,000	10,027,500

Comverse Technology, Inc. (I)	287,800	6,527,304

Corning, Inc. (I)	192,300	4,561,356

Kongzhong Corp. (ADR) (China) (I)(L)	400,480	2,671,202

Nokia Corp. (ADR) (Finland)	100,836	2,546,109

Primus Telecommunications Group, Inc. (I)	67,620	49,701

QUALCOMM, Inc.	74,050	3,243,390

Telefonaktiebolaget LM Ericsson (ADR) (Sweden)	108,185	4,129,421

Computer & Electronics Retail 1.51%		2,845,650

Best Buy Co., Inc.	61,000	2,845,650

Computer Hardware 10.87%		20,420,390

Apple Computer, Inc. (I)	61,050	6,092,790

Hewlett-Packard Co.	340,000	14,327,600

Computer Storage & Peripherals 4.56%		8,572,071

Komag, Inc. (I)(L)	90,050	2,477,276

SanDisk Corp. (I)	48,250	2,096,463

Western Digital Corp. (I)	226,150	3,998,332

Data Processing & Outsourced Services 3.20%		6,020,840

Electronic Data Systems Corp.	103,950	3,039,498

Euronet Worldwide, Inc. (I)	107,050	2,981,342

Diversified Banks 0.11%		209,069

First Internet Bancorp (I)	14,369	209,069

Electrical Components & Equipment 1.42%		2,671,987

Color Kinetics, Inc. (I)(L)	131,950	2,671,987

Electronic Manufacturing Services 1.69%		3,168,771

Jabil Circuit, Inc. (I)	129,450	3,016,185

Silicon Genesis Corp. (I)(K)	143,678	152,586

See notes to financial statements

Technology Fund

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Environmental & Facilities Service 2.56%		$4,817,400

Force Protection, Inc. (I)(K)	222,000	4,817,400

Health Care Equipment 0.03%		54,098

SerOptix, Inc. (I)(K)	491,800	54,098

Household Appliances 1.13%		2,131,032

iRobot Corp. (I)(L)	134,450	2,131,032

Human Resource & Employment Services 1.81%		3,406,050

Monster Worldwide, Inc. (I)(L)	81,000	3,406,050

Integrated Oil & Gas 1.46%		2,740,263

Sasol Ltd. (ADR) (South Africa)	80,195	2,740,263

Integrated Telecommunication Services 2.16%		4,048,513

ADC Telecommunications, Inc. (I)	111,250	2,047,000

NTELOS Holdings Corp.	99,380	2,001,513

Internet Software & Services 15.09%		28,349,291

DivX, Inc. (I)(L)	74,980	1,511,597

Google, Inc. (Class A) (I)(L)	13,200	6,222,216

Greenfield Online, Inc. (I)	126,250	2,065,450

NDS Group Plc (ADR) (United Kingdom) (I)	166,700	8,596,719

Opsware, Inc. (I)(L)	325,500	2,613,765

United Online, Inc.	186,200	2,686,866

Vocus, Inc. (I)	82,200	1,848,678

Yahoo!, Inc. (I)(L)	100,000	2,804,000

IT Consulting & Other Services 1.04%		1,952,622

Accenture Ltd. (Class A) (Bermuda)	49,900	1,951,090

Gomez, Inc. (I)(K)	328	1,532

Movies & Entertainment 1.54%		2,885,850

Disney (Walt) Co. (The)	82,500	2,885,850

Oil & Gas Equipment & Services 2.24%		4,205,664

Grant Prideco, Inc. (I)	81,600	4,205,664

Semiconductor Equipment 3.57%		6,703,154

ASM International NV (Netherlands) (I)(L)	106,080	2,587,291

Cymer, Inc. (I)	53,600	2,171,336

Verigy Ltd. (Singapore) (I)	76,950	1,944,527

Semiconductors 3.02%		5,668,883

QuickLogic Corp. (I)	679,300	1,861,282

Trident Microsystems, Inc. (I)(L)	179,350	3,807,601

Systems Software 8.49%		15,962,359

Microsoft Corp.	331,250	9,917,625

Oracle Corp. (I)	219,600	4,128,480

Quality Systems, Inc. (L)	47,350	1,916,254

Technology Distributors 3.08%		5,787,564

Arrow Electronics, Inc. (I)	47,850	1,891,032

Ingram Micro, Inc. (Class A) (I)	198,600	3,896,532

See notes to financial statements

Technology Fund

F I N A N C I A L   S T A T E M E N T S

Issuer		Shares	Value

Wireless Telecommunication Services 5.25%			$9,867,937

Globecomm Systems, Inc. (I)		300,000	4,017,000

RF Micro Devices, Inc. (I)(L)		936,150	5,850,937

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 0.16%			$305,014

(Cost $1,230,942)

Health Care Equipment 0.14%			275,000

SerOptix, Inc., Ser A (G)(I)(K)	CC–	500,000	125,000

SerOptix, Inc., Ser B (G)(I)(K)	CC–	500,000	150,000

IT Consulting & Other Services 0.02%			30,014

Gomez, Inc. (G)(I)(K)	CC	6,427	30,014

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 17.65%			$33,160,845

(Cost $33,160,845)

Joint Repurchase Agreement 0.97%			1,826,000

Investment in a joint repurchase agreement transaction with Bank of America Corp. — Dated 4-30-07, due 5-1-07 (Secured by
U.S. Treasury Inflation Indexed Notes 0.875%, due 4-15-10,
3.000%, due 7-15-12, 3.375%, due 1-15-12 and U.S. Treasury
STRIPS, due 5-15-21). Maturity value: $1,826,260	5.120%	$1,826	1,826,000

		Shares
Cash Equivalents 16.68%			31,334,845

John Hancock Cash Investment Trust (T)(W)	31,334,845		31,334,845

Total investments (Cost $201,487,173) 117.23%			$220,284,809

Other assets and liabilities, net (17.23%)			($32,375,430)

Total net assets 100.00%			$187,909,379

See notes to financial statements

Technology Fund

F I N A N C I A L   S T A T E M E N T S

Notes to Schedule of Investments

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(K) Direct placement securities are restricted to resale. They have been fair valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund’s bylaws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional Information on these securities is listed below:

			Value as a
			percentage
	Acquisition	Acquisition	of Fund’s	Value as of
Issuer, description	date	cost	net assets	April 30, 2007

Force Protection, Inc.
common stock	12-19-06	$2,608,500	2.56%	$4,817,400

Gomez, Inc.
common stock	09-10-02	2,177,612	0.00	1,532
preferred stock	01-23-06	64,275	0.02	30,014

SerOptix, Inc.
common stock	01-12-98	50	0.03	54,098
preferred stock, Ser A	01-12-98	500,000	0.06	125,000
preferred stock, Ser B	04-05-00	666,667	0.08	150,000

Silicon Genesis Corp.
common stock	09-05-00	2,999,997	0.08	152,586

(L) All or a portion of this security is on loan as of April 30, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

See notes to financial statements

Technology Fund

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-07 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (cost $201,487,173) including $30,270,360 of securities loaned	$220,284,809
Cash	409
Receivable for investments sold	2,003,801
Receivable for shares sold	37,241
Dividends and interest receivable	72,091
Other assets	73,053

Total assets	222,471,404

Liabilities

Payable for investments purchased	1,838,309
Payable for shares repurchased	692,579
Payable upon return of securities loaned	31,334,845
Payable to affiliates
Management fees	130,105
Distribution and service fees	13,683
Other	368,028
Other payables and accrued expenses	184,476

Total liabilities	34,562,025

Net assets

Capital paid-in	1,379,312,823
Accumulated net realized loss on investments and foreign currency transactions	(1,208,292,688)
Net unrealized appreciation of investments	18,797,636
Accumulated net investment loss	(1,908,392)

Net assets	$187,909,379

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($129,143,124 ÷ 36,416,998 shares)	$3.55
Class B ($49,823,450 ÷ 15,594,431 shares)	$3.19
Class C ($8,932,724 ÷ 2,794,989 shares)	$3.20
Class I ($10,081 ÷ 2,581 shares)	$3.91

Maximum offering price per share

Class A1 ($3.55 ÷ 95%)	$3.74

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Technology Fund

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 4-30-07 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $11,600)	$376,531
Securities lending	108,522
Interest	41,696

Total investment income	526,749

Expenses

Investment management fees (Note 2)	804,228
Distribution and service fees (Note 2)	529,368
Class A, B and C transfer agent fees (Note 2)	855,239
Class I transfer agent fees (Note 2)	2
Accounting and legal services fees (Note 2)	12,953
Compliance fees	4,344
Printing fees	55,748
Custodian fees	25,340
Professional fees	19,005
Blue sky fees	18,824
Interest	17,266
Trustees’ fees	7,602
Securities lending fees	4,252
Miscellaneous	9,049

Total expenses	2,363,220

Net investment loss	(1,836,471)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	3,725,496
Foreign currency transactions	(3,520)
Change in net unrealized appreciation (depreciation) of investments	4,332,546

Net realized and unrealized gain	8,054,522

Increase in net assets from operations	$6,218,051

1 Semiannual period from 11-1-06 through 4-30-07.

See notes to financial statements

Technology Fund

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	10-31-06	4-30-07[1]

Increase (decrease) in net assets

From operations
Net investment loss	($4,170,388)	($1,836,471)
Net realized gain	43,299,978	3,721,976
Change in net unrealized appreciation (depreciation)	(33,552,493)	4,332,546

Increase in net assets resulting from operations	5,577,097	6,218,051

From Fund share transactions	(87,868,421)	(35,790,278)

Net assets

Beginning of period	299,772,930	217,481,606

End of period[2]	$217,481,606	$187,909,379

1 Semiannual period from 11-1-06 through 4-30-07. Unaudited

2 Includes accumulated net investment loss of $71,921 and $1,908,392, respectively.

See notes to financial statements

Technology Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	10-31-02[1]	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[2]

Per share operating performance

Net asset value, beginning of period	$4.20	$2.40	$3.85	$3.23	$3.38	$3.44
Net investment loss[3]	(0.06)	(0.06)	(0.06)	(0.04)	(0.05)	(0.03)
Net realized and unrealized
gain (loss) on investments	(1.74)	1.51	(0.56)	0.19	0.11	0.14
Total from investment operations	(1.80)	1.45	(0.62)	0.15	0.06	0.11
Net asset value, end of period	$2.40	$3.85	$3.23	$3.38	$3.44	$3.55
Total return[4] (%)	(42.86)	60.42[5]	(16.10)[5]	4.64[5]	1.78[5]	3.20[6]

Ratios and supplemental data

Net assets, end of period
(in millions)	$175	$284	$224	$192	$146	$129
Ratio of net expenses to average
net assets (%)	1.98	2.38	1.90	1.90	1.89	2.12[8]
Ratio of gross expenses to average
net assets (%)	1.98	2.39[9]	1.92[9]	1.95[9]	1.93[9]	2.12[8]
Ratio of net investment loss
to average net assets (%)	(1.63)	(2.09)	(1.68)	(1.05)	(1.37)	(1.58)[8]
Portfolio turnover (%)	28	42	34	66	78	50[6]

See notes to financial statements

Technology Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	10-31-02[1]	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[2]

Per share operating performance

Net asset value, beginning of period	$3.93	$2.23	$3.55	$2.96	$3.08	$3.11
Net investment loss[3]	(0.08)	(0.08)	(0.08)	(0.05)	(0.07)	(0.04)
Net realized and unrealized
gain (loss) on investments	(1.62)	1.40	(0.51)	0.17	0.10	0.12
Total from investment operations	(1.70)	1.32	(0.59)	0.12	0.03	0.08
Net asset value, end of period	$2.23	$3.55	$2.96	$3.08	$3.11	$3.19
Total return[4] (%)	(43.26)	59.19[5]	(16.62)[5]	4.05[5]	0.97[5]	2.57[6]

Ratios and supplemental data

Net assets, end of period
(in millions)	$162	$226	$143	$94	$61	$50
Ratio of net expenses to average
net assets (%)	2.66	3.09	2.59	2.60	2.59	2.82[8]
Ratio of gross expenses to average
net assets (%)	2.66	3.10[9]	2.61[9]	2.65[9]	2.63[9]	2.82[8]
Ratio of net investment loss
to average net assets (%)	(2.30)	(2.79)	(2.34)	(1.70)	(2.07)	(2.26)[8]
Portfolio turnover (%)	28	42	34	66	78	50[6]

See notes to financial statements

Technology Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	10-31-02[1]	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[2]

Per share operating performance

Net asset value, beginning of period	$3.93	$2.23	$3.55	$2.96	$3.08	$3.11
Net investment loss[3]	(0.08)	(0.08)	(0.08)	(0.05)	(0.07)	(0.04)
Net realized and unrealized
gain (loss) on investments	(1.62)	1.40	(0.51)	0.17	0.10	0.13
Total from investment operations	(1.70)	1.32	(0.59)	0.12	0.03	0.09
Net asset value, end of period	$2.23	$3.55	$2.96	$3.08	$3.11	$3.20
Total return[4] (%)	(43.26)	59.19[5]	(16.62)[5]	4.05[5]	0.97[5]	2.89[6]

Ratios and supplemental data

Net assets, end of period
(in millions)	$17	$27	$18	$14	$10	$9
Ratio of net expenses to average
net assets (%)	2.68	3.08	2.59	2.60	2.59	2.82[8]
Ratio of gross expenses to average
net assets (%)	2.68	3.09[9]	2.61[9]	2.65[9]	2.63[9]	2.82[8]
Ratio of net investment loss
to average net assets (%)	(2.32)	(2.79)	(2.35)	(1.74)	(2.07)	(2.27)[8]
Portfolio turnover (%)	28	42	34	66	78	50[6]

See notes to financial statements

Technology Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	10-31-02[1]	10-31-03[1]	10-31-04[1]	10-31-05[1]	10-31-06	4-30-07[2]

Per share operating performance
Net asset value, beginning of period	$4.23	$2.44	$4.10	$3.47	$3.67	$3.76
Net investment loss[3]	(0.02)	(0.02)	(0.03)	(0.01)	(0.02)	(0.01)
Net realized and unrealized
gain (loss) on investments	(1.77)	1.68	(0.60)	0.21	0.11	0.16
Total from investment operations	(1.79)	1.66	(0.63)	0.20	0.09	0.15
Net asset value, end of period	$2.44	$4.10	$3.47	$3.67	$3.76	$3.91
Total return[4] (%)	(43.32)	68.03[5]	(15.37)	5.76	2.45	3.99[6]

Ratios and supplemental data

Net assets, end of period
(in millions)	$2	—[7]	—[7]	—[7]	—[7]	—[7]
Ratio of net expenses to average
net assets (%)	0.90	0.94	0.95	0.96	0.97	1.02[8]
Ratio of gross expenses to average
net assets	0.90	0.95[9]	0.95	0.96	0.97	1.02[8]
Ratio of net investment loss
to average net assets (%)	(0.54)	(0.65)	(0.74)	(0.16)	(0.45)	(0.49)[8]
Portfolio turnover (%)	2	42	34	66	78	50[6]

1 Audited by previous auditor.

2 Semiannual period from 11-1-06 through 4-30-07. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total returns would have been lower had certain expenses not been reduced during the periods shown.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

9 Does not take into consideration expense reductions during the periods shown.

See notes to financial statements

Technology Fund

Notes to financial statements (unaudited)

Note 1
Accounting policies

John Hancock Technology Fund (the Fund) is a diversified series of John Hancock Series Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in John Hancock Cash Investment Trust, an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London Time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses

Technology Fund

realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with The Bank of New York (BNY), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNY, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2007.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund’s exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or “notional”) amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the

Technology Fund

change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract’s terms (credit risk) or if the Fund is unable to offset a contract with a counterparty on a timely basis (liquidity risk). Exchange-traded options have minimal credit risk as the exchanges act as counter-parties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund’s Statement of Assets and Liabilities.

The Fund had no outstanding written options on April 30, 2007.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2007, the Fund loaned securities having a market value of $30,270,360 collateralized by cash in the amount of $31,334,845. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the lending agent.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,211,979,039 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows:
October 31, 2009 — $524,540,560,
October 31, 2010 — $411,487,210,
October 31, 2011 — $189,151,147 and
October 31, 2012 — $86,800,122.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than April 30, 2008.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals or writing off interest, or dividends receivable, when the collection of income has become doubtful. Foreign income may be subject

Technology Fund

to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. There were no distributions during the year ended October 31, 2006. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $100,000,000 of the Fund’s average daily net asset value; (b) 0.75% of the next $700,000,000 and (c) 0.70% of the Fund’s average daily net asset value in excess of $800,000,000.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Expenses under the agreements described above for the period ended April 30, 2007, were as follows:

Distribution and
Share class	service fees

Class A	$204,341
Class B	277,587
Class C	47,440
Total	$529,368

Class A shares are assessed up-front sales charges. During the period ended April 30, 2007, JH Funds received net up-front sales changes of $41,326 with regard to sales of Class A shares. Of this amount, $5,522 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $27,733 was paid as sales commissions to unrelated broker-dealers and $8,071 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used,

Technology Fund

in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2007, CDSCs received by JH Funds amounted to $72,338 for Class B shares and $333 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $12,953. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of operations.

The Adviser and other subsidiaries of JHLICO owned 2,571 Class I shares of beneficial interest of the Fund on April 30, 2007.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the year ended October 31, 2006, and the period ended April 30, 2007, along with the corresponding dollar value.

	Year ended 10-31-06		Period ended 4-30-07[1]
	Shares	Amount	Shares	Amount

Class A shares

Sold	5,962,435	$20,887,360	1,964,003	$6,882,358
Repurchased	(20,348,479)	(71,215,216)	(7,950,242)	(27,752,133)
Net decrease	(14,386,044)	($50,327,856)	(5,986,239)	($20,869,775)

Class B shares

Sold	1,360,163	$4,343,106	502,851	$1,582,793
Repurchased	(11,987,682)	(38,224,240)	(4,651,045)	(14,668,377)
Net decrease	(10,627,519)	($33,881,134)	(4,148,194)	($13,085,584)

Class C shares

Sold	356,216	$1,134,407	83,776	$264,559
Repurchased	(1,510,630)	(4,793,838)	(664,795)	(2,099,478)
Net decrease	(1,154,414)	($3,659,431)	(581,019)	($1,834,919)

Net decrease	(26,167,977)	($87,868,421)	(10,715,452)	($35,790,278)

There was no Fund share activity for Class I for the last two fiscal periods ended April 30, 2007.

1 Semiannual period from 11-1-06 through 4-30-07. Unaudited.

Technology Fund

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2007 aggregated $100,777,485 and $142,385,668, respectively.

The cost of investments owned on April 30, 2007, including short-term investments, for federal income tax purposes, was $201,522,633. Gross unrealized appreciation and depreciation of investments aggregated $31,615,178 and $12,853,002, respectively, resulting in net unrealized appreciation of $18,762,176. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Technology Fund

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Technology Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Series Trust (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Technology Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser; (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vii) the background and experience of senior management and investment professionals; and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted that the performance of the Fund was appreciably lower than the performance of the Peer Group and Category medians, and its benchmark index, the NYSE Arca Tech 100 Index, for most of the time periods under review. The Adviser discussed with the Board factors that contributed to the Fund’s underperformance and described changes in investment personnel and processes which have been and are being implemented with the objective of improving performance. The Board evaluated the actions that had been taken and intends to continue to monitor the Fund’s performance trends to assess the effectiveness of these changes and whether other remedial changes are warranted.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board also considered peer-adjusted comparisons for the transfer agent fees. The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were higher than the median of its Category. The Board also noted that the Fund’s Gross and Net Expense Ratios were equal to or not appreciably higher than the median of its Peer Group.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expenses and plans for improving the Fund’s performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the application of breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

Why John Hancock Funds?

For more than three decades, John Hancock Funds has been helping individual, corporate and institutional clients reach their most important financial goals. With so many fund companies to choose from, why should you invest with us?

When you invest with John Hancock Funds, you are investing with one of the most recognized and respected names in the financial services industry. Our parent company has been helping individuals and institutions increase and protect wealth since 1862.

We offer equity, income, international, sector and asset allocation investment solutions managed by leading institutional money managers. Each of our funds utilizes a disciplined, team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals.

Our shareholders come first. We work hard to provide you with the products you need to build a solid financial foundation. We’re proud to offer you award-winning services and tools, like the www.jhfunds.com Web site, to help you every step of the way.

For immediate insight and answers,
turn to www.jhfunds.com

Discover the new and improved www.jhfunds.com.

■  View accounts, statements and fund information.

■  Access college and retirement planning calculators and investment education.

■  Gain investment ideas, expand your knowledge and become a more informed investor.

This is just the beginning of how much you can do.

■  Now is the ideal time to experience our Web site that received the following recognition in 2006:

Discover convenience and comprehensive resources at one
easy-to-access location. Your financial professional can steer you to the tools that will help you the most and enable you to transform your knowledge into action.

See how far www.jhfunds.com can take you!

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Trustees	Charles A. Rizzo	Custodian
Ronald R. Dion, Chairman	Chief Financial Officer	The Bank of New York
James R. Boyle†		One Wall Street
James F. Carlin	Gordon M. Shone	New York, NY 10286
William H. Cunningham	Treasurer
Charles L. Ladner*		Transfer agent
Dr. John A. Moore*	John G. Vrysen	John Hancock Signature
Patti McGill Peterson*	Chief Operations Officer	Services, Inc.
Steven R. Pruchansky		One John Hancock Way,
*Members of the Audit Committee	Investment adviser	Suite 1000
†Non-Independent Trustee	John Hancock Advisers, LLC	Boston, MA 02217-1000
601 Congress Street
Officers	Boston, MA 02210-2805	Legal counsel
Keith F. Hartstein		Kirkpatrick & Lockhart
President and	Subadviser	Preston Gates Ellis LLP
Chief Executive Officer	MFC Global Investment	One Lincoln Street
	Management (U.S.), LLC	Boston, MA 02111-2950
Thomas Kinzler	101 Huntington Avenue
Secretary and Chief Legal Officer	Boston, MA 02199

Francis V. Knox, Jr.	Principal distributor
Chief Compliance Officer	John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	One John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Classic Value Mega Cap Fund	International Core Fund
Core Equity Fund	International Growth Fund
Global Shareholder Yield Fund
Growth Fund	INCOME
Growth Opportunities Fund	Bond Fund
Growth Trends Fund	Government Income Fund
Intrinsic Value Fund	High Yield Fund
Large Cap Equity Fund	Investment Grade Bond Fund
Large Cap Select Fund	Strategic Income Fund
Mid Cap Equity Fund
Multi Cap Growth Fund	TAX-FREE INCOME
Small Cap Equity Fund	California Tax-Free Income Fund
Small Cap Fund	High Yield Municipal Bond Fund
Small Cap Intrinsic Value Fund	Massachusetts Tax-Free Income Fund
Sovereign Investors Fund	New York Tax-Free Income Fund
U.S. Core Fund	Tax-Free Bond Fund
U.S. Global Leaders Growth Fund
Value Opportunities Fund	MONEY MARKET
Money Market Fund
ASSET ALLOCATION	U.S. Government Cash Reserve
Allocation Core Portfolio
Allocation Growth + Value Portfolio	CLOSED-END
Lifecycle 2010 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2015 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2020 Portfolio	Income Securities Trust
Lifecycle 2025 Portfolio	Investors Trust
Lifecycle 2030 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2035 Portfolio	Patriot Select Dividend Trust
Lifecycle 2040 Portfolio	Preferred Income Fund
Lifecycle 2045 Portfolio	Preferred Income II Fund
Lifecycle Retirement Portfolio	Preferred Income III Fund
Lifestyle Aggressive Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

	830SA	4/07
This report is for the information of the shareholders of John Hancock Technology Fund.		6/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, April 30, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter and John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Proxy Voting Policies and Procedures are attached.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Series Trust

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: June 29, 2007

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: June 29, 2007